UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

FILED BY THE REGISTRANT ☒

FILED BY PARTY OTHER THAN THE REGISTRANT ☐

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☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

GREEN MOUNTAIN CAPITAL, INC.
(Name of Registrant as specified in its charter)

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GREEN MOUNTAIN CAPITAL, INC.
1207 Delaware Avenue, Suite 410
Buffalo, New York 14209
Telephone (716) 332-7150

March 18, 2005

To Our Stockholders:

The purpose of this information statement is to inform the holders of record of shares of our stock as of the close of business on the record date, March 7, 2005, that our directors have recommended, and that the holders of the majority of our voting stock intend to vote in favor of resolutions on April 7, 2005, which will accomplish the following:

1.    Approve the merger of Green Mountain Capital, Inc., a New Hampshire corporation ("Green Mountain New Hampshire") with and into Green Mountain Capital, Inc., a newly formed Nevada corporation ("Green Mountain Nevada");

2.    Change our domicile from New Hampshire to Nevada by means of a merger of Green Mountain New Hampshire, with and into Green Mountain Nevada;

3.    Elect the sole director of Green Mountain Nevada, the surviving Nevada corporation;

4.    Approve an increase in our authorized preferred stock from 25,000,000 shares to 250,000,000 shares under the articles of incorporation of Green Mountain Nevada, the surviving Nevada corporation, which will replace the current articles of incorporation of Green Mountain New Hampshire;

5.    Grant discretionary authority to our board of directors to implement a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 1,000 pre-consolidation shares to occur at some time within 12 months of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors; and

6.    Approve the following Green Mountain Capital, Inc. Stock Plans (the ‘Stock Plans"):

(a)    Stock Plan for the Year 2004 No. 4, adopted by our directors on September 17, 2004 with 520,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan; and

(b)    Employee Stock Incentive Plan for the Year 2005, adopted by or directors on January 20, 2005, as amended on February 10, 2005, with 1,500,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan, as amended.

The directors will submit a proposal to change the state of incorporation of Green Mountain Capital, Inc. from New Hampshire to Nevada. If approved by at least a majority of our outstanding stock, the change of domicile will result in a change in our jurisdiction of incorporation from the State of New Hampshire to the State of Nevada and will also result in the adoption of new articles of incorporation and bylaws for Green Mountain Capital, Inc., which will govern us under Nevada law. If approved by the majority of our stockholders and subject to requisite regulatory approval, it is anticipated that the change of domicile will become effective on or about April 7, 2005 or as soon as practicable after the majority stockholders approve the change in domicile.

The change in domicile will be accomplished by means of a merger of Green Mountain New Hampshire, with and into Green Mountain Nevada. The sole purpose of the merger is to change our state of domicile. The merger will not involve any change in the business, properties, management or capital structure of Green Mountain Capital, Inc., except as otherwise set forth herein. The Nevada charter documents will replace our current articles of incorporation and bylaws.

The matters to be voted on the our majority of our stockholders have great significance to all of our stockholders because, if approved, Green Mountain Capital, Inc. would relocate its domicile of incorporation to the State of Nevada and be governed by the Nevada charter documents. This could result in the change of rights of our current stockholders. Stockholders are urged to carefully consider the information presented in this information statement.

The change of domicile is intended, among other things, to enable us to take advantage of the flexibility of corporate law in Nevada.

Our board of directors has reserved the right to terminate or abandon the change of domicile at any time prior to its effectiveness, notwithstanding stockholder approval, if the board determines for any reason that the consummation of the change of domicile would be inadvisable or not in the best interests of Green Mountain Capital, Inc. or our stockholders.

For a summary of the principal income tax consequences of the change of domicile to United States stockholders and Green Mountain Capital, Inc., see "Federal Income Tax Considerations" contained in the accompanying information statement.

As of the record date, 1,198,754,942 shares of our common stock were issued and outstanding, 2,500,000 shares of our Series A preferred stock were issued and outstanding, 1,000,000 shares of our Series B preferred stock were issued and outstanding, and 3,000,000 shares of our Series C preferred stock were issued and outstanding. We have consenting stockholders, Sydney Harland, our president and chief executive officer, who holds 17 shares of our common stock, 1,521,085 shares of our Series A preferred stock, 1,000,000 shares of our Series B preferred stock, and 3,000,000 shares of our Series C preferred stock, Mark Miziolek, our chief financial officer, who holds 24 shares of our common stock and 695,678 shares of our Series A preferred stock, and Ronald Moodie our corporate secretary, who holds 27 shares of our common stock and 283,237 shares of our Series A preferred stock.

Each share of our common stock is entitled to one vote on all matters brought before our common stockholders. Pursuant to the articles of amendment to our articles of incorporation establishing Series A and Series C preferred stock, shares of our Series A and Series C preferred stock are not convertible into shares of our common stock. Pursuant to the articles of amendment to our articles of incorporation establishing Series B preferred stock, each share of our currently issued and outstanding Series B preferred stock is convertible into 200 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series A preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series A preferred stock held by such holder multiplied by 200. On all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series B preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series B preferred stock held by such holder multiplied by 200. On all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series C preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series C preferred stock held by such holder multiplied by 500. Therefore, Messrs. Harland, Miziolek and Moodie will have the power to vote 2,200,000,068 shares of the common stock, which number exceeds the majority of the issued and outstanding shares of our common stock on the record date.

Messrs. Harland, Miziolek and Moodie will vote in favor of the merger, for the change in domicile, to elect the sole director, to approve the increase in the authorized preferred stock under the articles of incorporation which will govern us following the merger and change in domicile, for the grant of the discretionary authority to our board to implement a reverse stock split, and for the approval of the Stock Plans. Messrs. Harland, Miziolek and Moodie have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

If the change of domicile is completed, our stockholders will not be required to surrender their current certificates representing common or preferred stock in exchange for certificates representing the appropriate number of shares of the Nevada corporation, which will be the surviving corporation in the merger.

The information statement provides a detailed description of the change of domicile and other information to assist you in considering the matters on which to be voted. We urge you to review this information carefully and, if you require assistance, to consult with your financial, tax or other professional advisers.

For the reasons set forth in the information statement, the sole director believes that the proposed change of domicile is in the best interests of Green Mountain Capital, Inc. and all of our stockholders.

We appreciate your continued interest in Green Mountain Capital, Inc.

Very truly yours,

/s/ Sydney A. Harland,

Sydney A. Harland
President and Chief Executive Officer

GREEN MOUNTAIN CAPITAL, INC.
1207 Delaware Avenue, Suite 410
Buffalo, New York 14209
Telephone (716) 332-7150

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

This information statement is furnished to the holders of record at the close of business on March 7, 2005, the record date, of the outstanding common stock of Green Mountain Capital, Inc., pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with an action that the holders of the majority of the votes of our stock intend to take by written consent on April 7, 2005, which will accomplish the following:

1.    Approve the merger of Green Mountain Capital, Inc., a New Hampshire corporation ("Green Mountain New Hampshire") with and into Green Mountain Capital, Inc., a newly formed Nevada corporation ("Green Mountain Nevada");

2.    Change our domicile from New Hampshire to Nevada by means of a merger of Green Mountain New Hampshire, with and into Green Mountain Nevada;

3.    Elect the sole director of Green Mountain Nevada, the surviving Nevada corporation;

4.    Approve an increase in our authorized preferred stock from 25,000,000 shares to 250,000,000 shares under the articles of incorporation of Green Mountain Nevada, the surviving Nevada corporation, which will replace the current articles of incorporation of Green Mountain New Hampshire;

5.    Grant discretionary authority to our board of directors to implement a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 1,000 pre-consolidation shares to occur at some time within 12 months of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors; and

6.    Approve the following Green Mountain Capital, Inc. Stock Plans (the ‘Stock Plans"):

(a)    Stock Plan for the Year 2004 No. 4, adopted by our directors on September 17, 2004 with 520,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan; and

(b)    Employee Stock Incentive Plan for the Year 2005, adopted by or directors on January 20, 2005, as amended on February 10, 2005, with 1,500,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan, as amended.

VOTING SECURITIES

In accordance with our bylaws, our board of directors has fixed the close of business on March 7, 2005 as the record date for determining the stockholders entitled to notice of the above noted actions. The merger (Proposal 1) and the change in domicile (Proposal 2) must be approved by each voting group entitled to vote separately on the merger and change in domicile by a majority of all the votes entitled to be cast on the merger and change in domicile by that voting group. The increase in the authorized preferred stock (Proposal 4); the grant of authority to the board of directors with respect to the reverse split (Proposal 5); and the Stock Plans (Proposal 6) will be approved if the votes cast within the voting group favoring the actions exceed the votes cast opposing the actions once a quorum exists. The directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. The one nominee receiving the greatest number of votes cast by the holders of our stock when a quorum is present will be elected as our sole director following the merger and change in domicile (Proposal 3). A majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

As of the record date, 1,198,754,942 shares of our common stock were issued and outstanding, 2,500,000 shares of our Series A preferred stock were issued and outstanding, 1,000,000 shares of our Series B preferred stock were issued and outstanding, and 3,000,000 shares of our Series C preferred stock were issued and outstanding. We have consenting stockholders, Sydney Harland, our president and chief executive officer, who holds 17 shares of our common stock, 1,521,085 shares of our Series A preferred stock, 1,000,000 shares of our Series B preferred stock, and 3,000,000 shares of our Series C preferred stock, Mark Miziolek, our chief financial officer, who holds 24 shares of our common stock and 695,678 shares of our Series A preferred stock, and Ronald Moodie our corporate secretary, who holds 27 shares of our common stock and 283,237 shares of our Series A preferred stock.

Each share of our common stock is entitled to one vote on all matters brought before our common stockholders. Pursuant to the articles of amendment to our articles of incorporation establishing Series A and Series C preferred stock, shares of our Series A and Series C preferred stock are not convertible into shares of our common stock. Pursuant to the articles of amendment to our articles of incorporation establishing Series B preferred stock, each share of our currently issued and outstanding Series B preferred stock is convertible into 200 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series A preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series A preferred stock held by such holder multiplied by 200. On all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series B preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series B preferred stock held by such holder multiplied by 200. On all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series C preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series C preferred stock held by such holder multiplied by 500. Therefore, Messrs. Harland, Miziolek and Moodie will have the power to vote 2,200,00,068 shares of the common stock, which number exceeds the majority of the issued and outstanding shares of our common stock on the record date.

Messrs. Harland, Miziolek and Moodie will vote in favor of the merger, for the change in domicile, to elect the sole director, to approve the increase in the authorized preferred stock under the articles of incorporation which will govern us following the merger and change in domicile, for the grant of the discretionary authority to our board to implement a reverse stock split, and for the approval of the Stock Plans. Messrs. Harland, Miziolek and Moodie have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

Distribution and Costs

We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

Dissenters' Right of Appraisal

New Hampshire law provides for a right of a stockholder to dissent to the proposed merger and obtain appraisal of or payment for such stockholder's shares. See "Proposal 1 - Dissent Rights of Our Stockholders."

MERGER OF GREEN MOUNTAIN CAPITAL, INC., A NEW HAMPSHIRE CORPORATION, WITH AND INTO GREEN MOUNTAIN CAPITAL, INC., A NEWLY FORMED NEVADA CORPORATION
(Proposal 1)

At the special meeting, stockholders of Green Mountain Capital, Inc. common stock will be asked to vote upon the merger of Green Mountain New Hampshire with and into Green Mountain Nevada.

Effective February 22, 2005, our directors approved the merger proposal and recommended the merger to our stockholders for their approval. A copy of the special resolution authorizing the merger to be voted on by our stockholders is contained in Attachment A. The merger will be consummated pursuant to a plan of merger of Green Mountain Capital, Inc., a New Hampshire corporation ("Green Mountain New Hampshire"), with and into Green Mountain Capital, Inc., a newly formed Nevada corporation ("Green Mountain Nevada"), a copy of which is contained in Attachment C (the "Plan of Merger"). Copies of the articles of incorporation and bylaws, which will serve as our articles of incorporation and bylaws following the change of domicile are attached to the Plan of Merger. The Plan of Merger provides that Green Mountain New Hampshire will merge into Green Mountain Nevada.

Our directors recommend a vote "FOR" the merger of Green Mountain New Hampshire with and into Green Mountain Nevada pursuant to the terms set forth in the Plan of Merger. We have summarized the material terms of the Plan of Merger below. This summary is subject to and qualified in its entirety by reference to the text of the Plan of Merger itself. The Plan of Merger must be approved by each voting group entitled to vote separately on the Plan of Merger by a majority of all the votes entitled to be cast on the Plan of Merger by that voting group.

The proposed merger will effect a change in the legal domicile of Green Mountain Capital, Inc. and other changes of a legal nature, the most significant of which are described below. However, the merger will not result in any change in our business, management, location of our principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the merger, which are immaterial). Our common stock will continue to trade without interruption on the Over the Counter Bulletin Board under a new symbol.

Green Mountain Capital, Inc., the new Nevada Corporation ("Green Mountain Nevada")

Green Mountain Nevada, the new Nevada corporation, which will be the surviving corporation, was incorporated under the Nevada Revised Statutes (the "NRS"), exclusively for the purpose of merging with Green Mountain New Hampshire. Prior to the merger, Green Mountain Nevada will have no material assets or liabilities and will not have carried on any business.

Green Mountain Nevada will have one share of common stock issued and outstanding held by Sydney A. Harland, our president and chief executive officer, with only minimal capital. The terms of the merger provide that the currently issued one share of the common stock of Green Mountain Nevada held by Mr. Harland will be cancelled. As a result, following the merger, our current stockholders will be the only stockholders of the newly formed corporation, which will be the survivor in the merger.

The articles of incorporation and bylaws of Green Mountain Nevada will be substantially identical to the current articles of incorporation and bylaws of Green Mountain New Hampshire, except as described in this information statement, the statutory references necessary to conform to the NRS and other differences attributable to the differences between the NRS and the New Hampshire Statutes.

Copies of Green Mountain Nevada's articles of incorporation and bylaws are attached to the Plan of Merger. The articles of incorporation and bylaws of Green Mountain Nevada and the articles of incorporation and bylaws of Green Mountain New Hampshire are available for inspection by our stockholders at our principal offices located at 1207 Delaware Avenue, Suite 410, Buffalo, New York 14209, telephone (716) 332-7150.

The Plan of Merger

The Plan of Merger provides that Green Mountain New Hampshire will merge with and into Green Mountain Nevada with Green Mountain Nevada becoming the surviving corporation. Green Mountain Nevada will assume all assets and liabilities of Green Mountain New Hampshire, including obligations under our outstanding indebtedness and contracts. Upon consummation of the change of domicile, the historical financial statements of Green Mountain New Hampshire will become the historical financial statements of Green Mountain Nevada. Total stockholders' equity will be unchanged as a result of the merger and resulting change in domicile.

Filing of the Articles of Merger

When the special resolution is passed by the requisite number of holders of the shares of our outstanding stock, we intend to file the Articles of Merger with the Secretaries of State of Nevada and New Hampshire.

Effect of Merger

Under the NRS and the New Hampshire Statutes, when the merger takes effect:

•
Every other entity that is a constituent entity (in our case, Green Mountain New Hampshire) merges into the surviving entity (Green Mountain Nevada) and the separate existence of every entity except the surviving entity ceases;

•	The title to all real estate and other property owned by each merging constituent entity is vested in the surviving entity without reversion or impairment;

•	The surviving entity has all of the liabilities of each other constituent entity;

•
A proceeding pending against any constituent entity may be continued as if the merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;

•	The articles of incorporation of the surviving entity are amended to the extent provided in the Plan of Merger; and

•
The stockholders' interests of each constituent entity that are to be converted into stockholders' interests, obligations or other securities of the surviving or any other entity or into cash or other property are converted, and the former holders of the stockholders' interests are entitled only to the rights provided in the Articles of Merger or any created pursuant to Sections 92A.300 to 92A.500, inclusive, of the NRS and Sections 293-A:13.02 - A:13.31 of the New Hampshire Revised Statutes dealing with dissenter's rights.

On the effective date of the merger resulting in our change of domicile, Green Mountain Capital, Inc. will be deemed incorporated under the NRS. Consequently, we will be governed by the articles of incorporation and bylaws filed with the Plan of Merger. The following summary describes the material consequences of the change of domicile to our stockholders, in addition to the differences in state law described above in "Change of Domicile - Principal Reasons for the Change of Domicile." This summary does not purport to be exhaustive. The text of the proposed articles of incorporation and bylaws is included in this information statement as exhibits to the Plan of Merger described in Attachment C. A copy of our current articles of incorporation, bylaws, the NRS, and the New Hampshire Revised Statutes will be available for reference by the stockholders of Green Mountain Capital, Inc. or their legal advisers at our registered office.

Dissent Rights of Our Stockholders

Under New Hampshire law, our stockholders are entitled, after complying with certain requirements of New Hampshire law, to dissent to the approval of the merger, pursuant to Sections A:13.02 - A:13.31 of the New Hampshire Business Corporation Act and to be paid the "fair value" of their shares of Green Mountain New Hampshire's common stock in cash by complying with the procedures set forth in Sections A:13.02 - A:13.31 of the New Hampshire Business Corporation Act (the "NHBCA").

Holders of record of Green Mountain New Hampshire common stock will have the right to exercise dissenters' appraisal rights under the NHBCA. Pursuant to Sections A:13.02 - A:13.31 of the NHBCA, holders of record of Green Mountain New Hampshire common stock who object to the Plan of Merger in writing and who follow the procedures prescribed by Sections A:13.02 - A:13.31 of the NHBCA will be entitled to receive a cash payment equal to the value of the Green Mountain New Hampshire common stock held by them in lieu of receiving the consideration proposed under the Plan of Merger. Set forth below is a summary of the procedures that holders of Green Mountain New Hampshire common stock must follow in order to exercise dissenters' appraisal rights under Sections A:13.02 - A:13.31. This summary does not purport to be complete and is qualified in its entirety by reference to Sections A:13.02 - A:13.31, a copy of which is contained in Attachment D to this information statement and incorporated herein by reference, and to any amendments to, or modifications of, such provisions as may be adopted after the date hereof.

ANY HOLDER OF GREEN MOUNTAIN NEW HAMPSHIRE COMMON STOCK CONTEMPLATING THE POSSIBILITY OF OBJECTING TO THE MERGER IN WRITING SHOULD CAREFULLY REVIEW THE TEXT OF ATTACHMENT D (PARTICULARLY THE SPECIFIED PROCEDURAL STEPS REQUIRED TO PERFECT DISSENTERS' APPRAISAL RIGHTS) AND SHOULD CONSULT AS APPROPRIATE WITH SUCH HOLDER'S LEGAL COUNSEL. DISSENTERS' APPRAISAL RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS A:13.02 - A:13.31 OF THE NHBCA ARE NOT FULLY AND PRECISELY SATISFIED.

Exercise of Appraisal Rights

A stockholder of Green Mountain New Hampshire who desires to dissent from the merger pursuant to Sections A:13.02 - A:13.31 of the NHBCA and receive cash payment for his shares must comply with each of the following conditions and requirements:

1    The stockholder must deliver to Green Mountain New Hampshire before the taking of the vote on the Plan of Merger a written demand for appraisal of the stockholder's shares if the Plan of Merger is approved. The demand should be delivered or mailed in time to arrive before the vote to be taken at the special meeting of the stockholders of Green Mountain New Hampshire, to Green Mountain Capital, Inc. at 1207 Delaware Avenue, Suite 410, Buffalo, New York 14209, to the attention of the Corporate Secretary. The written demand must be made in addition to, and separate from, any proxy or vote against adoption and approval of, the Plan of Merger. Neither a proxy vote against, nor a vote at the Green Mountain New Hampshire special meeting against, nor a failure to vote for, nor abstaining from voting on the Plan of Merger will constitute the required written demand.

2    The stockholder must not vote by proxy or in person in favor of adoption and approval of the Plan of Merger. A stockholder who abstains from voting will not thereby be foreclosed from exercising dissenters' rights. The failure of a stockholder to vote at the Green Mountain New Hampshire special meeting will not constitute a waiver of his rights as a dissenting stockholder.

Within 10 days from the effective time of the merger, we must mail to any stockholder who has complied with the two conditions described above (a "Dissenting Stockholder") written notice that the merger has become effective.

As soon as the Plan of Merger is approved, or upon receipt of a payment demand, we will pay each dissenter who complied with Section A:13.23 of the NHBCA the amount we estimate to be the fair value of his shares, plus accrued interest. If we fail to make payment within 60 days after the date set for demanding payment, or if the Dissenting Stockholder believes that the amount paid or offered is less than the fair value of his shares or that the interest due is incorrectly calculated, the Dissenting Stockholder may notify us in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment, or reject our offer and demand payment of the fair value of his shares and interest due.

If a demand for payment remains unsettled, we shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If we do not commence the proceeding within the 60-day period, we shall pay to each Dissenting Stockholder whose demand remains unsettled the amount demanded.

The foregoing summary does not purport to be a complete statement of the appraisal rights of Dissenting Stockholders, and is qualified in its entirety by reference to the applicable provisions of Sections A:13.02 - A:13.31 of the NHBCA, which are reproduced in full as Attachment D to this information statement.

Notices transmitted before the meeting should be addressed to Green Mountain Capital, Inc., 1207 Delaware Avenue, Suite 410, Buffalo, New York 14209. Stockholders who vote in favor of the Plan of Merger will be deemed to have waived their dissenter's rights.

Termination of the Plan of Merger

The Plan of Merger may be terminated, notwithstanding stockholder approval, by our directors at any time before consummation of the merger, if our directors determine that in their judgment the merger does not appear to be in the best interests of our stockholders. In the event the Plan of Merger is terminated, Green Mountain Capital, Inc. would remain as a New Hampshire corporation.

Vote Required

The Plan of Merger must be approved by each voting group entitled to vote separately on the Plan of Merger by a majority of all the votes entitled to be cast on the Plan of Merger by that voting group.

The director recommends a vote FOR approval of the Plan of Merger.

CHANGE IN STATE OF INCORPORATION FROM NEW HAMPSHIRE TO NEVADA
("CHANGE OF DOMICILE")
(Proposal 2)

At the special meeting, holders of Green Mountain Capital, Inc. stock will be asked to vote upon the change in domicile of Green Mountain Capital, Inc., which presently is a New Hampshire corporation, to a Nevada corporation. Green Mountain New Hampshire will be merged with and into Green Mountain Nevada, organized by us for the specific purpose of the change of domicile, with Green Mountain Nevada becoming the surviving corporation. The principal executive office of Green Mountain Nevada is located at 1207 Delaware Avenue, Suite 410, Buffalo, New York 14209, Telephone (716) 332-7150.

Effective February 22, 2005, our directors approved the change in domicile proposal. A copy of the special resolution authorizing the change of domicile to be voted on by our stockholders is contained in Attachment A.

Our directors recommend a vote "FOR" the proposal to reincorporate from New Hampshire to Nevada pursuant to the terms set forth in the Plan of Merger. The change of domicile must be approved by each voting group entitled to vote separately on the change of domicile by a majority of all the votes entitled to be cast on the change of domicile by that voting group.

Conditions to the Change of Domicile; Stockholder Approvals

The change of domicile is subject to, among other things:

•
The approval by our stockholders, by each voting group entitled to vote separately on the change of domicile by a majority of all the votes entitled to be cast on the change of domicile by that voting group, of the special resolution authorizing the change of domicile (a copy of which is contained in Attachment A);

•	The filing of articles of merger with the Secretary of State of New Hampshire; and

•	The filing of articles of merger with the Secretary of State of Nevada.

Notwithstanding the requisite stockholder approvals of the change of domicile, our directors have reserved the right to terminate or abandon the change of domicile without further stockholder approval if the directors determine that the consummation of the change of domicile would be inadvisable or not in our best interests or our stockholders, or if all of the respective conditions to consummation of the change of domicile have not occurred within a reasonable period of time.

Effect of Change of Domicile on Stockholder Rights

As of the effective date of the merger resulting in the change of domicile, Green Mountain Capital, Inc. will be deemed incorporated under the Nevada Revised Statutes ("NRS"). The following summary describes the material consequences of the change of domicile to our stockholders and the differences in state law. This summary does not purport to be exhaustive and is qualified in its entirety by reference to the articles of incorporation and bylaws of Green Mountain New Hampshire and the articles of incorporation and bylaws of Green Mountain Nevada. A copy of the New Hampshire Business Corporation Act ("NHBCA") and the NRS will be available for reference by the stockholders of Green Mountain Capital, Inc. or their legal advisers at our registered office.

Number and Election of Directors. New Hampshire corporate law provides that a board of directors must consist of one or more individuals with the number specified in or fixed in accordance with the articles of incorporation or bylaws. If the board of directors has the power to change the number of directors, the board may increase or decrease the number of directors up to 30 percent of the number of directors last approved by stockholders. Stockholders must approve any increase or decrease of directors in excess of thirty percent.

Nevada corporate law requires directors to be natural persons who have attained at least 18 years of age. A corporation must have at least one director. The articles of incorporation or the bylaws may specify the number of directors and the procedure for increasing or decreasing the number of directors. Directors are not required to be stockholders unless otherwise provided in the articles of incorporation.

Standard of Care of Directors. Both Nevada corporate law and New Hampshire corporate law require a director to perform his duties in good faith and in the best interests of the corporation.

In accordance with the NRS, a director is entitled to rely on information, opinions, reports, books of account or statements, including financial statements and other financial data, prepared or presented by (a) any of the corporation's directors, officers or employees so long as the director reasonably believes such persons to be reliable and competent in such matters, (b) counsel, public accountants, financial advisors, investment bankers or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons and (c) a duly designated committee of the board which the director reasonably believes merits confidence and upon which the director does not serve, but only as to matters within the committee's designated authority. However, a director of a Nevada corporation will not be considered to be acting in good faith if he has knowledge concerning the matter in question which would cause such reliance to be unwarranted.

The standard for reliance by a director under the NHBCA is substantially the same as under the NRS. However, whereas Nevada corporate law provides for reliance on information, opinions, reports, statements and other data prepared or presented by any of the corporation's (a) directors, (b) officers or (c) employees who are reasonably believed to be reliable and competent in such matters, New Hampshire law provides that a director may rely on information, opinions, reports and statements or other data prepared or presented by one or more (a) officers or (b) employees of the corporation who are reasonably believed to be reliable and competent.

Committees. New Hampshire corporate law provides that a board of directors may create one or more committees unless the articles of incorporation or bylaws state otherwise. Each committee must be composed of at least two members who must be part of the board of directors. A committee may not (a) authorize distributions, (b) approve or propose to stockholders actions that require stockholder approval, (c) fill vacancies on the board of directors or on a committee, (d) amend articles of incorporation, (e) adopt, amend or repeal bylaws, (f) approve a plan of merger not requiring stockholder approval, (g) authorize or approve the reacquisition of shares, except according to a formula or method prescribed by the board of directors or (h) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, subject to certain exceptions.

Nevada corporate law, on the other hand, provides that the board of directors may designate one or more committees (unless provided otherwise in the articles of incorporation), each of which must include of at least one director. Natural persons who are not directors are permitted to serve on committees. Committees may exercise the powers of the board of directors in the management of the business and affairs of the corporation.

Indemnification of Directors and Officers. Both New Hampshire and Nevada corporate law permit a corporation to indemnify directors, officers, employees and agents for actions taken in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation. With respect to any criminal action, New Hampshire and Nevada corporate law permit the indemnification of a director, officer, employee or agent if such individual had no reasonable cause to believe his conduct was unlawful.

Under New Hampshire corporate law, unless required by a court, a corporation may not indemnify a director unless indemnification has been determined to be proper by (a) the stockholders (shares owned by or voted under the control of directors who are parties to the proceeding may not be voted on the determination), (b) the board of directors by majority vote of a quorum consisting of directors who are not parties to the action, (c) majority vote of a committee designated by the board of directors if a quorum cannot be obtained as described above or (d) special legal counsel selected by the board of directors or its committee or selected by majority vote of the full board of directors in which directors who are parties may participate if a quorum of the board of directors cannot be obtained and if a committee cannot be designated.

Unless indemnification is required by a court, Nevada corporate law requires a determination to be made that indemnification is proper by (a) the stockholders, (b) the board of directors by majority vote of a quorum consisting of directors who are not parties to the action, suit or proceeding or (c) independent legal counsel in a written opinion. Additionally, the articles of incorporation, bylaws or an agreement made by the corporation may provide that a corporation must advance to a director or officer the expenses incurred in defending any action, upon receipt of an undertaking by the director or officer to repay the amount advanced if it is ultimately determined by a court that such director or officer is not entitled to indemnification by the corporation.

Removal of Directors. New Hampshire corporate law provides that stockholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may only be removed for cause. If a director is elected by a voting group of stockholders, only the stockholders of that voting group may participate in the vote to remove the director. If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect him under cumulative voting is voted against removal. If cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him.

Under Nevada corporate law, one or more directors may be removed from office upon the vote of stockholders representing at least two-thirds of the voting power of the issued and outstanding stock entitled to voting power.

Annual Meetings. Under New Hampshire corporate law, the date, time and place for the annual stockholder meeting is set forth in the bylaws. If no place is fixed in accordance with the bylaws, annual meetings are held at the corporation's principal office. Directors are elected at the annual meeting of the stockholders by a plurality of votes cast in the election at which a quorum is present. A superior court within New Hampshire may order a meeting to be held on application of any stockholder of the corporation entitled to participate in an annual meeting if an annual meeting has not been held within the earlier of six months after the end of the corporation's fiscal year or 15 months after its last annual meeting.

Under Nevada corporate law, the entire board of directors, any two directors or the president may call an annual meeting of the stockholders, unless otherwise provided in the articles of incorporation or the bylaws. The board of directors has the authority to set the date, time and place for the annual stockholder meeting unless otherwise provided under the NRS or the articles of incorporation or bylaws. Directors are elected at the annual meeting of the stockholders by a plurality of votes cast at the election. If directors are not elected at the annual meeting, a special meeting of stockholders may be held for the purpose of electing directors. If the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors upon application of any one or more stockholders holding at least 15 percent of the voting power.

Special Meetings. New Hampshire corporate law provides that a corporation shall hold a special meeting of stockholders (a) if called by its board of directors or the person or persons authorized to do so in the articles of incorporation or bylaws or (b) upon written demand for the special meeting signed, dated and delivered to the corporation's secretary by the holders of at least 10 percent of all the votes entitled to be cast on any issue proposed to be considered at the special meeting.

Nevada corporate law provides that the entire board of directors, any two directors or the president may call special meetings of the stockholders, unless otherwise provided in the articles of incorporation or the bylaws.

Quorum. Under New Hampshire corporate law, a majority of the votes entitled to be cast on a matter by the voting group constitutes a quorum of that voting group for action on such matter, unless provided otherwise in the articles of incorporation.

Under Nevada corporate law, a majority of the voting power constitutes a quorum, unless provided otherwise in the articles of incorporation or the bylaws.

Action by Stockholders Without a Meeting. New Hampshire corporate law provides that action required or permitted to be taken at a stockholders' meeting may be taken without a meeting if such action is taken by all the stockholders entitled to vote on the action. All the stockholders entitled to vote on the action must sign written consents that are delivered to the corporation for inclusion in the minutes or filed with the corporate records.

Nevada corporate law permits any action required or permitted to be taken at a stockholders meeting to be taken without a meeting if, before or after the action, written consent is signed by stockholders holding at least a majority of the voting power, unless provided otherwise in the articles of incorporation or bylaws. If a different proportion than a majority of voting power is required for an action, that proportion of written consents of the stockholders is required.

Notice of Meetings. Both New Hampshire and Nevada corporate law provide that written notice of any meeting of the stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting.

Record Date. New Hampshire corporate law provides that the bylaws may fix or provide a manner for fixing the record date for one or more voting groups in order to determine the stockholders entitled to notice of a stockholders' meeting, to demand a special meeting, to vote or to take any other action. If not specified in the bylaws, the board of directors may fix the record date. The record date may not be more than 70 days before the meeting or action requiring stockholder determination. If a record date is not fixed, the record date for determining stockholders entitled to notice of and to vote at an annual or special meeting is the day before the first notice is delivered to stockholders.

Under Nevada corporate law, the board of directors may fix a record date not more than 60 nor less than 10 days before the date of any meeting as the date as of which stockholders entitled to notice of and to vote at a meeting must be determined, unless otherwise provided in the articles of incorporation. If a record date is not fixed, the record date is at the close of business on the day before the day on which notice is given. If notice is waived, the record date is at the close of the business on the day before a meeting is held.

Proxies. New Hampshire corporate law provides that a proxy is valid for 11 months, unless a longer period is expressly provided in the proxy.

Under Nevada corporate law, a proxy is effective for a period of no longer than six months unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.

Amendments to the Articles of Incorporation. New Hampshire corporate law provides that the board of directors may recommend to stockholders one or more amendments to the articles of incorporation for approval. If the board of directors determines that a conflict of interest exists or special circumstances require the board to make no recommendation, the proposed amendment shall be submitted to the stockholders accompanied by the board's reason for the amendment. Unless the articles of incorporation or the board of directors require a greater vote, the proposed amendment must be approved by a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters' rights and the majority of votes required by every other voting group entitled to vote on the amendment.

Nevada corporate law provides that an amendment of the articles of incorporation requires approval by the board of directors followed by the affirmative vote of a majority of the votes cast by all stockholders entitled to vote thereon, and, if any class or series of shares is entitled to vote thereon as a class, the affirmative vote of a majority of the votes cast in each such class vote.

Inspection of Records. New Hampshire law provides that a stockholder of a corporation may inspect and copy (a) the corporation's articles of incorporation and any current amendments thereto, (b) the corporation's bylaws and any current amendments thereto, (c) resolutions adopted by the board of directors creating one or more classes or series of shares and fixing their relative rights, preferences and limitations if shares issued pursuant to those resolutions are outstanding, (d) the minutes of all stockholder meetings and records of all action taken by stockholders without a meeting for the past three years, (e) all written communications to stockholders generally within the past three years, including financial statements furnished for the past three years, (f) the list of names and business addresses of its current directors and officers and (g) the corporation's most recent annual report delivered to the secretary of state. A stockholder must provide the corporation with written notice of his demand at least five business days prior to the date on which he wishes to inspect and copy such records. Additionally, a stockholder may inspect and copy (1) excerpts from minutes of any meeting of the board of directors, records of any action of a committee acting in place of the board of directors, minutes of any stockholder meeting, and records of action taken by stockholders or the board of directors without a meeting, (2) accounting records of the corporation and (3) the record of stockholders upon written notice at least five business days prior to the date on which the stockholder wishes to inspect and copy such records, as long as the following requirements are met. First, the demand must be in writing and made in good faith and with a proper purpose. Second, the demand must state with reasonable particularity the purpose of the request and the records that are desired to be inspected. Third, the records must be directly connected with the stated purpose.

Nevada corporate law allows any person who has been a stockholder of record for at least six months or any person holding at least five percent of all outstanding shares to inspect and copy the stockholders' list, the articles of incorporation (including all amendments thereto) and the bylaws (including all amendments thereto), provided that written notice of the request is given at least five business days prior to the date on which the stockholder wishes to inspect and copy such records. A corporation may deny the inspection if the stockholder refuses to furnish an affidavit that the inspection is not desired for a purpose that is the business or object other than the business of the corporation and that the stockholder has not at any time offered for sale or sold any stockholders' lists of any corporation or aided and abetted any person in procuring a list for that propose. Additionally, Nevada corporate law provides that any stockholder who owns or represents at least 15 percent of the corporation's outstanding shares has the right, upon five business days' written demand, to inspect the books of account and financial records of the corporation (any corporation listed and traded on any recognized stock exchange or any corporation that furnishes to its stockholders a detailed, annual financial statement is exempt from this requirement).

Taxation. New Hampshire imposes two types of corporate taxes on corporations, a Business Profits Tax and a Business Enterprise Tax. Nevada does not impose an income tax on corporations.

Principal Reasons for the Change of Domicile

We have chosen to change our state of incorporation in order to take advantage of Nevada corporate law which is expected to help us facilitate our corporate actions.

Under Nevada law, a corporation can implement a reverse or forward split of the corporation's authorized, issued and outstanding stock by means of a resolution adopted by its board of directors. Corporations domiciled in New Hampshire are required to obtain approval of their stockholders, as well as directors, in order to implement a split of the issued and outstanding shares of their common stock.

The ability to implement a split of our authorized, issued and outstanding stock by means of a resolution adopted by our directors is especially important to us, inasmuch as we will be able to change our authorized shares to more efficiently meet our current needs. Presently, we need to go to the time and expense of having a stockholders' meeting in order to change our authorized shares. We must be able to quickly deal with situations calling for us to modify our capital structure.

No Change in Business, Management or Physical Location

The change of domicile will not interrupt the existence of Green Mountain Capital, Inc. Each share of our common and preferred stock will remain issued and outstanding as a share of the common or preferred stock of Green Mountain Nevada after the change of domicile from New Hampshire to Nevada. For a summary of certain of the rights of stockholders of Green Mountain Capital, Inc. before and after the change of domicile, see "Effect of the Change of Domicile on Stockholder Rights."

Exchange of Share Certificates.

As soon as practicable on or after the change of domicile, our stockholders of record immediately prior to the change of domicile will be sent detailed instructions concerning the procedures to be followed for submission of certificates representing our common stock to our transfer agent, together with a form of transmittal letter to be sent to the transfer agent at the time such certificates are submitted.

After the change of domicile, the transfer agent will deliver to any holder who has previously submitted a duly completed and executed transmittal letter and a certificate representing the common stock, a certificate issued by us representing an equal number of shares of our common stock as a Nevada corporation into which such shares of the common stock were converted.

After the change of domicile but before a certificate representing common stock is surrendered, certificates representing common stock will represent the number of shares of our common stock as a Nevada corporation into which such common stock was converted pursuant to the terms of the change of domicile. Our transfer agent will deliver certificates representing the appropriate amount and type of our capital stock in accordance with the stockholder's instructions for transfer or exchange.

Failure by a stockholder to return appropriate transmittal letters or to surrender certificates representing common stock will not affect such person's rights as a stockholder, as such stockholder's certificates representing common stock following the change of domicile will represent the number of shares of our common stock as a New Hampshire corporation into which such common stock was converted pursuant to the terms of the change of domicile, and will present no material consequences to us.

Securities Act Consequences, Resales of Our Common Stock

The shares of Green Mountain New Hampshire's common stock to be issued in exchange for shares of Green Mountain Nevada's common stock are not being registered under the Securities Act of 1933 (the "Securities Act"). In that regard, Green Mountain Nevada is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act, and on interpretations of the Rule by the Securities and Exchange Commission which indicate that the making of certain changes in Green Mountain New Hampshire's articles of incorporation which could otherwise be made only with the approval of the stockholders of either corporation does not render Rule 145(a)(2) inapplicable.

Pursuant to Rule 145 under the Securities Act, the merger of Green Mountain New Hampshire with and into Green Mountain Nevada and the exchange of our shares of common stock in Green Mountain New Hampshire into the shares of the common stock of Green Mountain Nevada is exempt from registration under the Securities Act, since the sole purpose of the transaction is a change of our domicile within the United States. The effect of the exemption is that the shares of our common stock issuable in the change of domicile may be resold by the former stockholders without restriction to the same extent that such shares may have been sold before the change of domicile.

After the merger and change in domicile, Green Mountain Nevada will be a publicly-held company, Green Mountain Nevada's stock will be listed for trading on the Over the Counter Bulletin Board, and Green Mountain Nevada will file periodic reports and other documents with the Securities and Exchange Commission and provide to its stockholders the same types of information that we have previously filed and provided. Stockholders whose common stock was freely tradeable before the merger will continue to have freely tradeable shares of the Green Mountain Nevada's stock after the merger. Stockholders holding restricted shares of common stock will have shares of Green Mountain Nevada's stock which are subject to the same restrictions on transfer as those to which their present shares of common stock are subject, and their stock certificates, when surrendered for replacement certificates representing shares of Green Mountain Nevada's common stock will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, stockholders will be deemed to have acquired their shares of Green Mountain Nevada's common stock on the date they acquired their shares of Green Mountain New Hampshire's common stock. In summary, Green Mountain Nevada and its stockholders will be in the same respective positions under the federal securities laws after the merger as were Green Mountain New Hampshire and its stockholders prior to the merger.

Abandonment of the Change in Domicile

The Plan of Merger may be terminated and the change in domicile abandoned, notwithstanding stockholder approval, by our director at any time before consummation of the change in domicile, if our director determines that in his judgment the change in domicile does not appear to be in the best interests of our stockholders. In the event the Plan of Merger is terminated or the majority of our stockholders fail to approve the change in domicile, we would remain a New Hampshire corporation.

Federal Tax Consequences

The following is a discussion of certain federal income tax considerations that may be relevant to holders of our common stock who receive the common stock of Green Mountain Nevada as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.

This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular stockholders, such as dealers in securities, or our stockholders who exercise dissenters' rights. In view of the varying nature of such tax considerations, each stockholder is urged to consult his own tax adviser as to the specific tax consequences of the proposed change of domicile, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following federal income tax consequences generally should result:

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No gain or loss should be recognized by the stockholders of Green Mountain New Hampshire upon conversion of their common stock into common stock of Green Mountain Nevada pursuant to the change of domicile;

•
The aggregate tax basis of the common stock received by each stockholder of Green Mountain New Hampshire in the change of domicile should be equal to the aggregate tax basis of our common stock converted in exchange therefor;

•
The holding period of our common stock received by each stockholder of Green Mountain New Hampshire in the change of domicile should include the period during which the stockholder held his common stock converted therefor, provided such common stock is held by the stockholder as a capital asset on the effective date of the change of domicile; and

•	Green Mountain Nevada and Green Mountain New Hampshire should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.

Green Mountain New Hampshire has not requested a ruling from the Internal Revenue Service with respect to the federal income tax consequences of the change of domicile under the Code. We expect to receive an opinion from our legal counsel, Glast, Phillips & Murray, P.C., substantially to the effect that the change of domicile should qualify as a reorganization within the meaning of Section 368(a) of the Code. The tax opinion will neither bind the IRS nor preclude it from asserting a contrary position, and will be subject to certain assumptions and qualifications, including representations made by us. We believe the change of domicile will constitute a tax-free reorganization under Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of our corporation.

Vote Required

The change in domicile must be approved by each voting group entitled to vote separately on the change of domicile by a majority of all the votes entitled to be cast on the change of domicile by that voting group.

The directors recommend a vote FOR approval of the change in our domicile.

ELECTION OF THE SOLE DIRECTOR
OF GREEN MOUNTAIN NEVADA
(Proposal 3)

At the special meeting, the majority of the stockholders of Green Mountain Capital, Inc. will elect the sole director of Green Mountain Nevada, the surviving corporation in the merger. One director is to be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present (Proposal 3). The one nominee receiving the highest number of votes will be elected to serve as our sole director until the next annual meeting or until his successor is elected. A copy of the special resolution electing the sole director of Green Mountain Nevada is contained in Attachment A.

Our directors recommend a vote "FOR" the one nominee to the board of directors of Green Mountain Nevada pursuant to the terms set forth in the Plan of Merger.

Our board of directors currently consists of five members, Sydney A. Harland, Arthur N. Kelly, Ronald A. Moodie, Andrew E. Mercer and Larry M. Ricci. Upon the merger and change of domicile, our board of directors will consist of Sydney A. Harland, who is named as the sole director in the articles of incorporation filed pursuant to our change of domicile into Nevada. Additionally, immediately following the change of domicile, Sydney A. Harland will be our chairman of the board of directors, chief executive officer and chief financial officer. See "Management - Executive Officers and Directors."

Nominee

The following table sets forth information concerning each nominee as well as each director, officer, and each non-director executive officer continuing in office as a director of Green Mountain Nevada:

Name	Age	Position	Director Since
Sydney A. Harland	52	Chief executive officer, chief financial officer, president and director	May 1998

Our executive officers are elected annually by our board of directors.

Sydney A. Harland has served as our chief executive officer and president and a director since inception. From 1987 to 2002, Mr. Harland was president, founder and sole stockholder of American Equipment Sales and Leasing Inc., a product development and sales company. From 1995 to December 2000, he was a consultant to Ontario Hydro Technologies. Mr. Harland has over 20 years of business experience, primarily in sales and marketing, in the railway, telecommunications, nuclear utility and mining industries.

Board Meetings and Committees

During our fiscal year ended January 31, 2005, our board of directors held 7 meetings, each of which was signified by a consent executed by all of our directors.

Audit Committee. Our board of directors has recently created an audit committee which will be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by us (including resolution of disagreements between our management and the auditor regarding financial disclosure) for the purpose of preparing or issuing an audit report or related work. Our board adopted a written charter for the audit committee, a copy of which was filed as Attachment A to our proxy statement on Schedule 14A, dated March 5, 2004 . The audit committee will review and evaluate our internal control functions. Since the audit committee has been formed recently, there have been no meetings held or members appointed at the time of this information statement.

Compensation Committee. Our board of directors has recently created a compensation committee. However, no members to the committee have been appointed and the committee has not been formally organized. The compensation committee will make recommendations to the board of directors concerning salaries and compensation for our executive officers and employees. Our board adopted a written charter for the compensation committee, a copy of which was filed as Attachment B to our proxy statement on Schedule 14A, dated March 5, 2004. Since the compensation committee has been formed recently, there have been no meetings held or members appointed at the time of this information statement.

The members of the audit committee will be independent as defined under Rule 4200(a)(15) of the NASD's listing standards.

Executive Committee. We do not have an executive committee, although our board of directors is authorized to create one.

Nominating Committee. Our board of directors has recently created a nominating committee. No meetings have been held or members appointed. The functions to be performed by the nominating committee include selecting candidates to fill vacancies on the board of directors, reviewing the structure and composition of the board, and considering qualifications requisite for continuing board service. The nominating committee will consider candidates recommended by a stockholder of Green Mountain Capital, Inc. Any such recommendation for the 2006 Annual Meeting of Stockholders should be provided to our corporate secretary by December 31, 2005.

The policies and procedures with respect to the consideration of such candidates are set forth below:

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The recommended candidate is to be submitted to us in writing addressed to our principal offices in Buffalo, New York. The recommendation is to be submitted by the date specified in Rule 14a-8 of the Securities Exchange Act, for submitting stockholder proposals to be included in the Company's annual stockholders' meeting proxy statement.

•
The recommendation shall be in writing and shall include the following information: name of candidate; address, telephone, and fax number of candidate; a statement signed by the candidate certifying that the candidate wishes to be considered for nomination to our board of directors; and information responsive to the requirements of Regulation S-K, Item 401 with respect to the candidate; and state the number of shares of our stock beneficially owned by the candidate.

•
The recommendation shall include a written statement of the candidate as to why the candidate believes that he meets the director qualification criteria and would otherwise be a valuable addition to our board of directors.

•
The nominating committee shall evaluate the recommended candidate and shall, after consideration of the candidate and the director qualification criteria set forth below, determine whether or not to proceed with the candidate in accordance with the procedures outlined under "Process for Identifying Candidates" below.

These procedures do not create a contract between us, on the one hand, and our securities holder(s) or a candidate recommended by our securities holder(s), on the other hand. We reserve the right to change these procedures at any time, consistent with the requirements of applicable law and rules and regulations.

Director Qualifications Criteria. As minimum qualifications, all candidates must have the following characteristics:

•	The highest personal and professional ethics, integrity and values;

•	Broad-based skills and experience at an executive, policy-making level in business, academia, government or technology areas relevant to our activities;

•	A willingness to devote sufficient time to become knowledgeable about our business and to carry out his duties and responsibilities effectively;

•	A commitment to serve on the board for two years or more at the time of his initial election; and

•	Be between the ages of 30 and 70, at the time of his initial election.

Process for Identifying and Evaluating Candidates. The nominating committee's process for identifying and evaluating candidates is:

•	The chairman of the board, the nominating committee, or other board members identify the need to add new members to the board with specific criteria or to fill a vacancy on the board;

•	The chair of the nominating committee initiates a search, working with staff support and seeking input from the members of the board and senior management, and hiring a search firm, if necessary;

•
The nominating committee identifies an initial slate of candidates, including any recommended by security holders and accepted by the nominating committee, after taking account of the director qualifications criteria set forth above;

•	The nominating committee determines if any board members have contacts with identified candidates and if necessary, uses a search firm;

•	The chairman of the board, the chief executive officer and at least one member of the nominating committee interview prospective candidate(s);

•	The nominating committee keeps the board informed of the selection progress;

•	The nominating committee meets to consider and approve final candidate(s); and

•	The nominating committee presents selected candidate(s) to the board and seeks full board endorsement of such candidate(s).

Compensation of Directors

We do not compensate any of our directors for their services as directors. However, we do reimburse our directors for expenses incurred in attending board meetings.

Vote Required

When a quorum is present and voting, the nominee receiving the highest number of votes will be elected as the sole director of Green Mountain Nevada.

Our directors recommend that stockholders vote FOR the one director nominee named above.

INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF preferred stock
UNDER OUR NEW ARTICLES OF INCORPORATION
(Proposal 4)

The directors have determined that it is advisable to increase our authorized preferred stock and has adopted, subject to stockholder approval, the articles of incorporation which will govern us following the merger and change in domicile. The adoption of the articles of incorporation of Green Mountain Nevada will effectively increase the authorized number of shares of our preferred stock from 25,000,000 to 250,000,000. A copy of the proposed resolution amending our articles of incorporation is contained in Attachment A to this information statement.

2,500,000 shares of our preferred stock are currently designated as Series A preferred stock, of which 2,500,000 shares are issued and outstanding. 5,000,000 shares of our preferred stock are currently designated as Series B preferred stock, of which 1,000,000 shares are issued and outstanding. 3,000,000 shares of our preferred stock are currently designated as Series C preferred stock, of which 3,000,000 shares are issued and outstanding.

Pursuant to our amended articles of incorporation establishing Series A preferred stock, shares of our Series A preferred stock are not convertible into shares of our common stock. Pursuant to the articles of amendment to our articles of incorporation establishing Series B preferred stock, each share of our currently issued and outstanding Series B preferred stock is convertible into 200 fully paid and nonassessable shares of our common stock. Pursuant to the articles of amendment to our articles of incorporation establishing Series C preferred stock, shares of our Series C preferred stock are not convertible into shares of our common stock. On all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series A preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series A preferred stock held by such holder multiplied by 200. On all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series B preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series B preferred stock held by such holder multiplied by 200. On all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series C preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series C preferred stock held by such holder multiplied by 500.

The following is a summary of the material matters relating to our preferred stock.

Authorizing the issuance of 225,000,000 additional shares of preferred stock would give our board of directors the express authority, without further action of our stockholders, to issue preferred stock from time to time as the board deems necessary. The directors believe it is necessary to have the ability to issue such shares of preferred stock for general corporate purposes. Potential uses of the authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

The issuance of the shares of preferred stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that the additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of Green Mountain Capital, Inc. more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of Green Mountain Capital, Inc. In some instances, each share of the preferred stock may be convertible into multiple shares of our common stock. Likewise, shares of our preferred stock could have voting rights equal to their converted status as common stock, with the effect being that the stockholders of the preferred stock would have the ability to control the vote of our stockholders, even though they may own less that than a majority of our issued and outstanding common stock.

The proposal with respect to our preferred stock is not being made by us in response to any known accumulation of shares or threatened takeover. The issuance of shares of preferred stock to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of shares of preferred stock by us could have an effect on the potential realizable value of a stockholder's investment.

In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance, upon the conversion of our preferred stock into shares of our common stock, would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of the stockholder's investment could be adversely affected.

The proposed preferred stock would not carry with it preemptive rights to acquire our shares of preferred stock.

Issuance of additional shares. As of the date of this information statement, our board has no plans to issue or use any of our newly authorized shares of preferred stock. The increase in the number of our authorized preferred shares is proposed by us in order to ensure sufficient reserves of our preferred stock for various capital purposes and to eliminate the need for similar amendments in the near future, which could be costly and time-consuming.

Vote Required

The amendment to our articles of incorporation increasing the number of our authorized preferred shares will be approved if the votes cast within the voting group favoring the actions exceed the votes cast opposing the actions once a quorum exists.

The directors recommend a vote FOR approval of the amendment to our articles of incorporation increasing the number of our authorized preferred shares.

GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS
TO IMPLEMENT A ONE FOR UP TO 1,000 REVERSE STOCK SPLIT
(Proposal 5)

Our directors have adopted a resolution to seek stockholder approval for discretionary authority to our board of directors to implement a reverse split for the purpose of increasing the market price of our common stock. The reverse split exchange ratio that the directors approved and deemed advisable is up to 1,000 pre-consolidation shares for each one post-consolidation share, with the reverse split to occur within 12 months of the date of this information statement, the exact time of the reverse split to be determined by the board of directors in its discretion. Approval of this proposal would give the board authority to implement the reverse split on the basis of up to 1,000 pre-consolidation shares for each one post-consolidation share at any time it determined within 12 months of the date of this information statement. In addition, approval of this proposal would also give the board authority to decline to implement a reverse split. A copy of the proposed resolution authorizing the board to implement a reverse stock split at a future date is contained in Attachment A to this information statement.

Our directors believe that stockholder approval of a range for the exchange ratio of the reverse split (as contrasted with approval of a specified ratio of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our stockholders. The actual ratio for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to what ratio of pre-consolidation shares to post-consolidation shares would be most advantageous to us and our stockholders.

Our directors also believe that stockholder approval of a twelve-months range for the effectuation of the reverse split (as contrasted with approval of a specified time of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split, and, therefore, is in the best interests of our stockholders. The actual timing for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to when and whether such action would be most advantageous to us and our stockholders.

If you approve the grant of discretionary authority to our board of directors to implement a reverse split and the board of directors decides to implement the reverse split, we will effect a reverse split of our then issued and outstanding common stock on the basis of up to 1,000 pre-consolidation shares for each one post-consolidation share. The reverse split of the common stock for which the stockholder approval is sought will have no effect on the shares of our preferred stock. However, if the adoption of the articles of incorporation of Green Mountain Nevada is approved, the number of our authorized shares of preferred stock will effectively increase from 25,000,000 to 250,000,000.

The directors believe that the higher share price that might initially result from the reverse stock split could help generate interest in Green Mountain Capital, Inc. among investors and thereby assist us in raising future capital to fund our operations or make acquisitions.

Stockholders should note that the effect of the reverse split upon the market price for our common stock cannot be accurately predicted. In particular, if we elect to implement a reverse stock split, there is no assurance that prices for shares of our common stock after a reverse split will be up to 1,000 times greater than the price for shares of our common stock immediately prior to the reverse split, depending on the ratio of the split. Furthermore, there can be no assurance that the market price of our common stock immediately after a reverse split will be maintained for any period of time. Moreover, because some investors may view the reverse split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

Effect of the Reverse Split, Fractional Shares

The reverse split would not affect the registration of our common stock under the Exchange Act, nor will it change our periodic reporting and other obligations thereunder.

The voting and other rights of the holders of our common stock would not be affected by the reverse split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 0.5 percent of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the reverse split would continue to hold 0.5 percent of the voting power of the outstanding shares of our common stock after the reverse split. The number of stockholders of record would not be affected by the reverse split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest).

The authorized number of shares of our common stock and the par value of our common stock under our articles of incorporation would remain the same following the effective time of the reverse split.

The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse split in accordance with the following formula: if our directors decide to implement a one for 1,000 reverse split, every 1,000 shares of our common stock owned by a stockholder will automatically be changed into and become one new share of our common stock, with 1,000 being equal to the exchange ratio of the reverse split, as determined by the directors in their discretion.

Stockholders should recognize that if a reverse split is effected, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective time divided by the one for 1,000 exchange ratio, or such lesser exchange ratio as may be determined by our directors, subject to adjustment for fractional shares, as described below).

Fractional shares which would otherwise be held by the stockholders of our common stock after the reverse split will be rounded up to the next whole share. We will issue one new share of our common stock for up to each 1,000 shares of our common stock held as of the record date. The reverse split may reduce the number of holders of post-reverse split shares as compared to the number of holders of pre-reverse split shares to the extent that there are stockholders presently holding fewer than 1,000 shares (or such lesser number as may be determined by our directors). However, the intention of the reverse split is not to reduce the number of our stockholders. In fact, we do not expect that the reverse split will result in any material reduction in the number of our stockholders.

We currently have no intention of going private, and this proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the proposed reverse stock split does not increase the risk of us becoming a private company in the future.

Issuance of Additional Shares. The number of authorized but unissued shares of our common stock effectively will be increased significantly by the reverse split of our common stock.

        For example, if we elect to implement a one for 250 reverse split, based on the 1,198,754,942 shares of our common stock outstanding on the record date, and the 10,000,000,000 shares of our common stock that are currently authorized under our articles of incorporation, 8,801,245,058 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 250 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from1,198,754,942 to 4,795,020 shares.

Based on the 10,000,000,000 shares of our common stock that are currently authorized under our articles of incorporation, if we elect to implement a one for 250 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 8,801,248,058 to 9,995,204,980 shares.

If we elect to implement a one for 1,000 reverse split, based on the 1,198,754,942,shares of our common stock outstanding on the record date, and the 10,000,000,000 shares of our common stock that are currently authorized under our articles of incorporation, 8,801,248,058 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 1,000 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 1,198,754,942 to 1,198,755 shares.

Based on the 10,000,000,000 shares of our common stock that are currently authorized under our articles of incorporation, and before the proposed increase in our authorized common stock, if we elect to implement a one for 1,000 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 8,801,248,058 to 9,998,801,245 shares.

       The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our articles of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by our board of directors. At this time, our board does not have plans to issue any common shares resulting from the effective increase in our authorized but unissued shares generated by the reverse split.

Federal Income Tax Consequences

We will not recognize any gain or loss as a result of the reverse split.

The following description of the material federal income tax consequences of the reverse split to our stockholders is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this information statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the reverse split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

In general, the federal income tax consequences of the reverse split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our common stock in exchange for their old shares of our common stock. We believe that the likely federal income tax effects of the reverse split will be that a stockholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. With respect to a reverse split, such stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in his old shares of our common stock. A stockholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such stockholder, depending on that stockholder's particular facts and circumstances. Generally, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share. In the aggregate, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in his old shares of our common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash, and the holding period of the post-effective reverse split shares received will include the holding period of the pre-effective reverse split shares exchanged.

Effective Date

If the proposed reverse split is approved by the stockholders and the director elects to proceed with a reverse split, the split would become effective as of 5:00 p.m. Nevada time on the date the split is approved by our directors which in any event shall not be later than 12 months from the date of this information statement. Except as explained herein with respect to fractional shares and stockholders who currently hold fewer than 1,000 shares, or such lesser amount as we may determine on such date, all shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, converted into new shares of our common stock in accordance with the one for 1,000 exchange ratio or such other exchange ratio we determine.

Risks Associated with the Reverse Split

This information statement includes forward-looking statements including statements regarding our intent to solicit approval of a reverse split, the timing of the proposed reverse split and the potential benefits of a reverse split, including, but not limited to, increased investor interest and the potential for a higher stock price. The words "believe," "expect," "will," "may" and similar phrases are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The risks include that we may not have sufficient resources to continue as a going concern; any significant downturn in our industry or in general business conditions would likely result in a reduction of demand for our products or services and would be detrimental to our business; we will be unable to achieve profitable operations unless we increase quarterly revenues or make further cost reductions; a loss of or decrease in purchases by one of our significant customers could materially and adversely affect our revenues and profitability; the loss of key personnel could have a material adverse effect on our business; the large number of shares available for future sale could adversely affect the price of our common stock; and the volatility of our stock price. For a discussion of these and other risk factors, see our annual report on Form 10-KSB for the year ended January 31, 2004 and other filings with the Securities and Exchange Commission.

If approved and implemented, the reverse stock split will result in some stockholders owning "odd-lots" of less than 100 common shares of our stock on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in "even-lots" of even multiples of 100 shares.

Vote Required

The grant of discretionary authority to our directors to implement a reverse stock split will be approved if the votes cast within the voting group favoring the grant of discretionary authority exceed the votes cast opposing the grant of discretionary authority once a quorum exists.

The director recommends a vote FOR the grant of discretionary authority to our directors to implement a reverse stock split.

APPROVAL OF STOCK PLANs
(Proposal 6)

A majority of our stockholders intend to approve the following Stock Plans of Green Mountain Capital, Inc. (the ‘Stock Plans"):

(a)    Stock Plan for the Year 2004 No. 4, adopted by our directors on September 17, 2004 with 520,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan; and

(b)    Employee Stock Incentive Plan for the Year 2005, adopted by or directors on January 20, 2005, as amended on February 10, 2005 with 1,500,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan, as amended.

As of the record date, 1,191,000 shares of our common stock have been issued under the Stock Plans.

The following is a summary of the principal features of the Stock Plans. A copy of the proposed resolution approving the Stock Plans is contained in Attachment A to this information statement. Copies of the Stock Plans are contained in Attachment B to this information statement. Any stockholder who wishes to obtain copies of the Stock Plans may also do so upon written request to our corporate secretary at our principal executive offices located at 1207 Delaware Avenue, Suite 410, Buffalo, New York 14209.

Purpose of the Stock Plans

The purpose of the Stock Plans is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Green Mountain Capital, Inc. and our subsidiaries, by offering them an opportunity to participate in our future performance through awards of options, restricted stock and stock bonuses.

The Stock Plans were administered by the compensation committee of the board of directors.

Number of Shares Available. Subject to certain provisions of the Stock Plans, before any reverse splits of our common stock, the total aggregate number of shares of our common stock reserved and available for grant and issuance pursuant to the Stock Plans was 2,020,000,000 plus shares of our common stock that are subject to:

•	Issuance upon exercise of an option but cease to be subject to such option for any reason other than exercise of such option;

•	An award granted but forfeited or repurchased by Green Mountain Capital, Inc. at the original issue price; and

•
An award that otherwise terminates without shares of our common stock being issued. At all times, Green Mountain Capital, Inc. shall reserve and keep available a sufficient number of shares of our common stock as shall be required to satisfy the requirements of all outstanding options granted under the Stock Plans and all other outstanding but unvested awards granted under the Stock Plans.

Eligibility

Incentive Stock Options and Awards may be granted only to employees (including, officers and directors who are also employees) of Green Mountain Capital, Inc. or of a parent or subsidiary of Green Mountain Capital, Inc.

Discretionary Option Grant Program

The committee may grant options to eligible persons and will determine whether such options will be Incentive Stock Options ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of shares of our common stock subject to the option, the exercise price of the option, the period during which the option may be exercised, and all other terms and conditions of the option, subject to the following described conditions.

Form of Option Grant. Each option granted under the Stock Plans is evidenced by an Award Agreement that will expressly identify the option as an ISO or an NQSO (the "Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each participant) as the committee may from time to time approve, and which will comply with and be subject to the terms and conditions of the Stock Plans.

Date of Grant. The date of grant of an option is the date on which the committee makes the determination to grant such option, unless otherwise specified by the committee. The Option Agreement and a copy of the applicable Stock Plan shall be delivered to the participant within a reasonable time after the granting of the option.

Exercise Period. Options may be exercisable within the times or upon the events determined by the committee as set forth in the Stock Option Agreement governing such option; provided, however, that no option will be exercisable after the expiration of 10 years from the date the option is granted. For further restrictions on the Exercise Periods, please refer to the Stock Plans.

Exercise Price. The exercise price of an option is determined by the committee when the option is granted and may be not less than 85 percent of the fair market value of the shares of our common stock on the date of exercise; provided that the exercise price of any ISO granted to a Ten Percent Stockholder as defined in the Stock Plans is not less than 110 percent of the fair market value of the shares of our common stock on the date of grant. Payment for the shares of our common stock purchased may be made in accordance with the Stock Plans.

Method of Exercise. Options may be exercised only by delivery to Green Mountain Capital, Inc. of a written stock option exercise agreement (the "Notice and Agreement of Exercise") in a form approved by the committee, together with payment in full of the exercise price for the number of shares of our common stock being purchased.

Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an option is always subject to the following:

•
Upon an Employee's Retirement, Disability (as those terms are defined in the Stock Plans) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for Cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

•	At least six months from the date of termination if termination was caused by death or disability.

•	At least 30 days from the date of termination if termination was caused by other than death or disability.

•
Upon the termination of the employment of an Employee for any reason other than those specifically set forth in the Stock Plans, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

Limitations on Exercise. The committee may specify a reasonable minimum number of shares of our common stock that may be purchased on any exercise of an option, provided that such minimum number will not prevent the participant from exercising the option for the full number of shares of our common stock for which it is then exercisable. Subject to the provisions of the Stock Plans, the Employee has the right to exercise his Stock Options at the rate of at least 33-1/3 percent per year over three years from the date the Stock Option is granted.

Limitations on ISO. The aggregate fair market value (determined as of the date of grant) of shares of our common stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under the Stock Plans or under any other ISO plan of Green Mountain Capital, Inc., or the parent or any subsidiary of Green Mountain Capital, Inc.) will not exceed $100,000.00. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of the Stock Plans to provide for a different limit on the fair market value of shares of our common stock permitted to be subject to ISO, such different limit will be automatically incorporated in the Stock Plans and will apply to any options granted after the effective date of such amendment.

Modification, Extension or Renewal. The committee may modify or amend any Award under the Stock Plans or waive any restrictions or conditions applicable to the Award; provided, however, that the committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

Stockholder Rights and Option Transferability

Awards granted under the Stock Plans, including any interest, are not transferable or assignable by the participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.

General Provisions

Term of Stock Plans/Governing Law. Unless earlier terminated as provided, the Stock Plans will terminate 10 years from the date of adoption, or, if earlier, from the date of stockholder approval. The Stock Plans and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of New Hampshire.

Amendment or Termination of the Stock Plans. Our board of directors may at any time terminate or amend the Stock Plans including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in our best interest without further approval of our stockholders, provided that, to the extent required under New Hampshire law or to qualify transactions under the Stock Plans for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to the Stock Plans shall be adopted without further approval of our stockholders and, provided, further, that if and to the extent required for the Stock Plans to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to the Stock Plans shall be made more than once in any six month period that would change the amount, price or timing of the grants of our common stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate the Stock Plans at any time by a vote of a majority of the members thereof.

Award of Stock Bonuses

Award of Stock Bonuses. A Stock Bonus is an award of shares of our common stock (which may consist of Restricted Stock) for extraordinary services rendered to Green Mountain Capital, Inc. or any parent or subsidiary of Green Mountain Capital, Inc. Each Award under the Stock Plans consists of a grant of shares of our common stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the committee shall determine (the "Restriction Period"). The committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in the Stock Plans or, following a Change of Control, upon termination of an Employee's employment by us without "Cause" or by the Employee for "Good Reason," as those terms are defined in the Stock Plans.

Terms of Stock Bonuses. Upon receipt of an Award of shares of our common stock under the Stock Plans, even during the Restriction Period, an Employee is the holder of record of the shares and has all the rights of a stockholder with respect to such shares, subject to the terms and conditions of the Stock Plans and the Award.

Federal Tax Consequences

Option Grants. Options granted under the Stock Plans may be either ISO which satisfy the requirements of Section 422 of the Code or NQSOs which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as discussed below.

Incentive Stock Options. The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the exercise of an ISO (if the holding period rules set forth below are satisfied) will give rise to income includable by the optionee in his alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the shares acquired on the date of the exercise of the option over the exercise price. The optionee will also recognize taxable income in the year in which the exercised shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. In addition, the optionee must be an employee of Green Mountain Capital, Inc. or a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option (special rules apply in the case of the death of the optionee).

Upon a qualifying disposition, the optionee will recognize long-term capital gain or loss in an amount equal to the difference between (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the lesser of the fair market value of those shares on the exercise date or the sale date and (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date or the sale date, if less, over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

Nonqualified Stock Options. No taxable income is recognized by an optionee upon the grant of a NQSO. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the NQSO are unvested and subject to repurchase, at the exercise price paid per share, by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapse and all subsequent appreciation in the shares generally would be eligible for capital gains treatment.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised NQSO. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

Direct Stock Issuance. With respect to the receipt of a stock award not subject to restriction, the participant would have ordinary income, at the time of receipt, in an amount equal to the difference between the fair market value of the stock received at such time and the amount, if any, paid by the holder for the stock award.

With respect to the receipt of a stock award that is subject to restrictions, or certain repurchase rights of Green Mountain Capital, Inc., unless the recipient of such stock award makes an "83(b) election" (as discussed below), there generally will be no tax consequences as a result of such a stock award until the shares are no longer subject to a substantial risk of forfeiture or are transferable (free of such risk). We intend that, generally, when the restrictions are lifted, the holder will recognize ordinary income, and we will be entitled to a deduction, equal to the difference between the fair market value of the shares at such time and the amount, if any, paid by the holder for the stock. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of such shares. In general terms, if a holder makes an "83(b) election" (under Section 83(b) of the Code) upon the award of a stock award subject to restrictions (or certain repurchase rights of Green Mountain Capital, Inc.), the holder will recognize ordinary income on the date of the award of the stock award, and we will be entitled to a deduction, equal to (i) the fair market value of such stock as though the stock were (A) not subject to a substantial risk of forfeiture or (B) transferable, minus (ii) the amount, if any, paid for the stock award. If an "83(b) election" is made, there will generally be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the stock award generally would be eligible for capital gains treatment.

Accounting Treatment

Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to our earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be amortized against our earnings over the period that the option shares or issued shares are to vest.

Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant generally will not result in any charge to our earnings, but, in accordance with Generally Accepted Accounting Principles, we must disclose in pro-forma statements to our financial statements, the impact those option grants would have upon our reported earnings (losses) were the value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining our earnings per share on a fully diluted basis.

Should one or more optionee be granted stock appreciation rights that have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to our earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

Vote Required

The Stock Plans will be approved if the votes cast within the voting group favoring the approval exceed the votes cast opposing the approval once a quorum exists.

The directors recommend a vote FOR the Stock Plans.

Information regarding the beneficial ownership of our common and preferred stock by management and the board of directors is noted below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of all shares of our common and preferred stock as of the record date, by:

•	Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

•	Each person who owns shares of our preferred stock;

•	Each of our directors;

•	Each named executive officer; and

•	All directors and officers as a group.

All directors and officers as a group.

Name and Address of Beneficial	Common Stock		Preferred Stock Beneficially Owned (2)
Owner (1)	Beneficially
	Owned (2)
			Series A		Series B		Series C
	Number	Percent	Number	Percent	Number	Percent	Number	Percent
Sydney A. Harland	17	*	1,521,085	60.84	1,000,000	100	3,000,000	100
Mark P. Miziolek	24	*	695,678	27.83	-0-	-0-	-0-	-0-
Ronald A. Moodie	28	*	283,237	11.33	-0-	-0-	-0-	-0-
Andrew E. Mercer	2	*	-0-	-0-	-0-	-0-	-0-	-0-
All directors and officers as a group (five persons)	71		2,500,000	100	1,000,000	100	3,000,000	100
________________
*	Less then one percent.
(1)
Unless otherwise indicated, the address for each of these stockholders is c/o Green Mountain Capital, Inc., 1207 Delaware Avenue, Suite 410, Buffalo, New York 14209. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to the shares of our common stock which he beneficially owns.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC. The total number of outstanding shares of the common stock on the record date is 1,198,754,942 The total number of outstanding shares of our Series A preferred stock is 2,500,000, the total number of outstanding shares of our Series B preferred stock is 1,000,000 and the total number of outstanding shares of our Series C preferred stock is 3,000,000.

(3)	Series A Preferred Stock.
(4)	Series B Preferred Stock.
(5)	Series C Preferred Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all required reports.

DOCUMENTS INCORPORATED BY REFERENCE

Our Annual Report on Form 10-KSB for the year ended January 31, 2004 and financial information from our Quarterly Report for the periods ended April 30, 2004, July 31, 2004 and October 31, 2004 are incorporated herein by reference.

COPIES OF ANNUAL AND QUARTERLY REPORTS

We will furnish a copy of our Annual Report on Form 10-KSB for the year ended January 31, 2004 and copies of our Quarterly Reports for the periods ended April 30, 2004, July 31, 2004 and October 31, 2004 and any exhibit referred to therein without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our corporate secretary at 1207 Delaware Avenue, Suite 410, Buffalo, New York 14209, telephone (716) 332-7150.

By Order of the Board of Directors,

/s/ Sydney A. Harland

Sydney A. Harland,
CEO and Chairman

Attachment A

RESOLUTIONS TO BE ADOPTED BY THE STOCKHOLDERS OF
GREEN MOUNTAIN CAPITAL, INC.
(the "Company")

WHEREAS, it is in the best interests of the Company that it merge with and into Green Mountain Capital, Inc., a Nevada corporation ("Green Mountain Nevada"), as set forth in that certain Plan of Merger by and between the Company and Green Mountain Nevada, in the form contained in Attachment B (the "Plan of Merger") to the Company's information statement dated March 7, 2005; and

WHEREAS, pursuant to the Plan of Merger, among other things, (a) the Company shall be merged with and into Green Mountain Nevada, to exist and be governed by the laws of the State of Nevada; (b) Green Mountain Nevada will be the surviving corporation, (c) the holders of shares of the common stock, par value $0.0001 per share, of the Company shall be entitled to receive one share of the common stock, par value $0.0001 per share, of Green Mountain Nevada for every share of the common stock of the Company held by the common stockholders of the Company; and the currently issued one share of the common stock of Green Mountain Nevada will be cancelled, and (d) the holders of shares of the preferred stock, par value $0.0001 per share, of the Company shall be entitled to receive one share of the preferred stock, par value $0.0001 per share, of Green Mountain Nevada for every share of the preferred stock of the Company held by the preferred stockholders of the Company;

NOW, THEREFORE, IT IS RESOLVED, that the Plan of Merger is hereby approved and adopted in all respects; and

RESOLVED FURTHER, that the change in the Company's domicile from New Hampshire to Nevada is hereby approved in all respects; and

RESOLVED FURTHER, that the Directors of the Company be, and they hereby are, authorized and directed to take whatever steps which may be necessary and to implement the Plan of Merger and to effectuate the merger and change of domicile approved herein; and

RESOLVED FURTHER, that Sydney A. Harland is hereby elected as the sole director of Green Mountain Nevada, the Nevada corporation which will be the surviving corporation following the merger and the change in domicile; and

RESOLVED FURTHER, that the increase in the number of authorized shares of preferred stock from 25,000,000 to 250,000,000 under the new articles of incorporation of Green Mountain Nevada, the Nevada corporation which will be the surviving corporation, is hereby approved and adopted in all respects; and

RESOLVED FURTHER, that the Directors of the Company are hereby given discretionary authority to implement a reverse split of the Company's common stock on the basis of one post-consolidation share for up to each 1,000 pre-consolidation shares, at a future date to be determined by the Directors in their discretion within 12 months of the Company's information statement on Schedule 14C; and

RESO0LVED FURTHER, that the Stock Plans included in Attachment B to the Company's information statement on Schedule 14C are hereby approved in all respects; and

RESOLVED FURTHER, that all issuances of the Company's common stock and options to purchase shares of the Company's common stock pursuant to the provisions of the Stock Plans included in Attachment B to the Company's information statement on Schedule 14C are hereby ratified in all respects; and

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.

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Attachment B

STOCK PLANS

ARS NETWORKS, INCORPORATED
EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2004 No. 4

1.                    General Provisions.

1.1                 Purpose.  This Stock Incentive Plan (the "Plan") is intended to allow designated officers and employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of ARS Networks, Incorporated, a New Hampshire corporation (the "Company") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.0001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards").  As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").  The purpose of this Plan is to provide the Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

1.2                 Administration.

1.2.1            The Plan shall be administered by the Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of the Company (the "Board").  The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent.  A majority of its members shall constitute a quorum.  The Committee shall be governed by the provisions of the Company's Bylaws and of New Hampshire law applicable to the Board, except as otherwise provided herein or determined by the Board.

1.2.2            The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan.  All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

1.2.3            The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items.  No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

1.3                 Eligibility and Participation.  The Employees eligible under this Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company.  In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

1.4                 Shares Subject to this Plan.  The maximum number of shares of the Common Stock that may be issued pursuant to this Plan shall be 500,000,000 subject to the provisions of Paragraph 4.1.  If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan.  If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan.  In the event that any outstanding Stock Option or Award under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Option or Award shall be available for issuance under the ARS Networks, Incorporated Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 4.  The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under ARS Networks, Incorporated's Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 4.

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2.                    Provisions Relating to Stock Options.

2.1                 Grants of Stock Options.  The Committee may grant Stock Options in such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine.  Stock Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant.  The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant.  The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under Section 422 of the Code (currently, $100,000.00).  Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence.  Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan.  In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof.  The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

2.2                 Purchase Price.  The purchase price (the "Exercise Price") of shares of the Common Stock subject to each Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant of the option.  For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option.  As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined.  If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made.  For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

2.3                 Option Period.  The Stock Option period (the "Term") shall commence on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee.  Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1.  Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act (the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

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2.4                 Exercise of Options.

2.4.1            Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 2.4.2.  Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee.  Subject to the provisions of this Paragraph 2.4 and Paragraph 2.5, the Employee has the right to exercise his or her Stock Options at the rate of at least 20 percent per year over five years from the date the Stock Option is granted.

2.4.2            Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion.  Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

2.4.3            No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with.  At no time shall the total number of securities issuable upon exercise of all outstanding options under this Plan, and the total number of securities provided for under any bonus or similar plan or agreement of the Company exceed a number of securities which is equal to 30 percent of the then outstanding securities of the Company, unless a percentage higher than 30 percent is approved by at least two-thirds of the outstanding securities entitled to vote.  The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective.  The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company.  If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension.  The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

2.5                 Continuous Employment.  Except as provided in Paragraph 2.7 below, an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company.  For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence.  If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced.  The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service.  If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

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2.6                 Restrictions on Transfer.  Each Stock Option granted under this Plan shall be transferable only by will or the laws of descent and distribution.  No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process.  Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

2.7                 Termination of Employment.

2.7.1            Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.  Unless employment is terminated for cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

                                (i)            At least six months from the date of termination if termination was caused by death or disability.

                                (ii)           At least 30 days from the date of termination if termination was caused by other than death or disability.

2.7.2            Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

2.7.3            For purposes of this Plan:

                (a)           "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

                (b)           "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

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3.                    Provisions Relating to Awards.

3.1                 Grant of Awards.  Subject to the provisions of this Plan, the Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan.  Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period").  The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein.  For purposes of this Plan:

"Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

"Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

                                (a)           The Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

                                (b)           The conviction of the Employee of a felony; or

                                (c)           The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

                                (d)           The Employee's gross misconduct causing material harm to the Company.

"Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

                                (a)           The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

                                (b)           The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

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                                (c)           A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

                                (d)           The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

                                (e)           The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

                                (f)            The failure of the Company to obtain a satisfactory Assumption Agreement (as defined in Paragraph 4.12 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

3.2                 Incentive Agreements.  Each Award granted under this Plan shall be evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted.  Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

3.3                 Amendment, Modification and Waiver of Restrictions.  The Committee may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

3.4                 Terms and Conditions of Awards.  Upon receipt of an Award of shares of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

3.4.1            Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares.  Any purported disposition of such Common Stock in violation of this Paragraph 3.4 shall be null and void.

3.4.2            If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award.  In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award.  In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

3.4.3            The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires, (b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

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4.                    Miscellaneous Provisions.

4.1                 Adjustments Upon Change in Capitalization.

4.1.1            The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (and the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall not be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective.

4.1.2            Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date.  Any securities so substituted shall be subject to similar successive adjustments.

4.2                 Withholding Taxes.  The Company shall have the right at the time of exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability.  The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee.  Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

                                (a)           The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

                                (b)           The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

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4.3                 Relationship to Other Employee Benefit Plans.  Stock Options and Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

4.4                 Amendments and Termination.  The Board of Directors may at any time suspend, amend or terminate this Plan.  No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (subject to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

4.5                 Successors in Interest.  The provisions of this Plan and the actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

4.6                 Other Documents.  All documents prepared, executed or delivered in connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

4.7                 Fairness of the Repurchase Price.  In the event that the Company repurchases securities upon termination of employment pursuant to this Plan, either: (a) the price will not be less than the fair market value of the securities to be repurchased on the date of termination of employment, and the right to repurchase will be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of the employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise), and the right terminates when the Company's securities become publicly traded, or (b) Company will repurchase securities at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20 percent of the securities per year over five years from the date the option is granted (without respect to the date the option was exercised or became exercisable) and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment (or in case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise).

4.8                 No Obligation to Continue Employment.  This Plan and the grants which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee.  Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

4.9                 Misconduct of an Employee.  Notwithstanding any other provision of this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

4.10              Term of Plan.  No Stock Option shall be exercisable, or Award granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met.  This Plan was adopted by the Board effective September 17, 2004.  No Stock Options or Awards may be granted under this Plan after September 17, 2014.

4.11              Governing Law.  This Plan and all actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of New Hampshire.

4.12              Assumption Agreements.  The Company will require each successor, (direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder.  Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees.  Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

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(a)           To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

(b)          If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

(c)           To require any future successor to enter into an Assumption Agreement; and

(d)           To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

4.13         Compliance with Rule 16b-3.  Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act.  To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

4.14         Information to Shareholders.  The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

IN WITNESS WHEREOF, this Plan has been executed effective as of September 17, 2004.

ARS NETWORKS, INCORPORATED By /s/ Sydney A. Harland Sydney A. Harland, President

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ARS NETWORKS, INCORPORATED
NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN FOR THE
YEAR 2004 No. 4

1.                    Introduction.  This Plan shall be known as the "ARS Networks, Incorporated Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 4," and is hereinafter referred to as the "Plan."  The purposes of this Plan are to enable ARS Networks, Incorporated, a New Hampshire corporation (the "Company"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.0001 per share (the "Common Stock").

2.                    Definitions.  The following terms shall have the meanings set forth below:

"Board" means the Board of Directors of the Company.

"Change of Control" has the meaning set forth in Paragraph 12(d) hereof.

"Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

"Committee" means the committee that administers this Plan, as more fully defined in Paragraph 13 hereof.

"Common Stock" has the meaning set forth in Paragraph 1 hereof.

"Company" has the meaning set forth in Paragraph 1 hereof.

"Consultants" means Company's consultants and advisors only if: (i) they are natural persons; (ii) they provide bona fide services to the Company; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

"Deferral Election" has the meaning set forth in Paragraph 6 hereof.

"Deferred Stock Account" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 7 hereof.

"Delivery Date" has the meaning set forth in Paragraph 6 hereof.

"Director" means an individual who is a member of the Board of Directors of the Company.

"Dividend Equivalent" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

"Effective Date" has the meaning set forth in Paragraph 3 hereof.

"Exchange Act" has the meaning set forth in Paragraph 12(d) hereof.

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"Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined.  If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made.  For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

"Participant" has the meaning set forth in Paragraph 4 hereof.

"Payment Time" means the time when a Stock Retainer is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

"Stock Retainer" has the meaning set forth in Paragraph 5 hereof.

"Third Anniversary" has the meaning set forth in Paragraph 6 hereof.

3.                    Effective Date of the Plan.  This Plan was adopted by the Board effective September 17, 2004 (the "Effective Date").

4.                    Eligibility.  Each individual who is a Director or Consultant on the Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "Participant") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries.  Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

5.                    Grants of Shares.  Commencing on the Effective Date, the amount of compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "Stock Retainer") pursuant to this Plan.  The deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant.  In the case of any person who owns securities possessing more than ten percent of the combined voting power of all classes of securities of the issuer or its parent or subsidiaries possessing voting power, the deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall be at least 100 percent of the Fair Market Value of the Common Stock on the date of the grant.

6.                    Deferral Option.  From and after the Effective Date, a Participant may make an election (a "Deferral Election") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "Third Anniversary"), (b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "Departure Date") or (c) in five equal annual installments commencing on the Departure Date (the "Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date").  Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

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Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

7.                    Deferred Stock Accounts.  The Company shall maintain a Deferred Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates.  So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Paragraph 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

8.                    Delivery of Shares.

(a)           The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 8 as soon as practicable after the applicable Delivery Date.  Except with respect to a Deferral Election pursuant to Paragraph 6 hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares.  If the Participant has in effect a Deferral Election pursuant to Paragraph 6 hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share.  If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 6 hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately.  References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

(b)           The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 8.  However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Paragraph 8.

9.                    Share Certificates; Voting and Other Rights.  The certificates for shares delivered to a Participant pursuant to Paragraph 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

10.                 General Restrictions.

(a)           Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

(i)            Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

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(ii)           Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

(iii)          Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

(b)           Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

11.                 Shares Available.  The maximum number of shares of the Common Stock which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 20,000,000.  Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market.  In the event that any outstanding Stock Retainer under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Retainer shall be available for issuance under the ARS Networks, Incorporated Employee Stock Incentive Plan for the Year 2004 No. 4.  The Compensation Committee may, in its discretion, increase the number of shares available for issuance under this Plan, while correspondingly decreasing the number of shares available for issuance under ARS Networks, Incorporated Employee Stock Incentive Plan for the Year 2004 No. 4.

12.                 Adjustments; Change of Control.

(a)           In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below), (i) the Deferred Stock Accounts shall not be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall also not be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee will not adjust any other relevant provisions of this Plan to reflect any such transaction.

(b)           If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 12(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes.  Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

(c)           In the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

(d)           For purposes of this Plan, Change of Control shall mean any of the following events:

(i)            The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "Outstanding Company Common Stock"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Paragraph 12(d) are satisfied; or

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(ii)           Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)          Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation (A) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

(iv)          Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

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13.                 Administration; Amendment and Termination.

(a)           This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "Committee"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

(b)           The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under New Hampshire law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.  The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

14.           Restrictions on Transfer.  Each Stock Option granted under this Plan shall be transferable only by will or the laws of descent and distribution.  No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process.  Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

15.           Term of Plan.  No shares of the Common Stock shall be issued, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met.  This Plan was adopted by the Board effective September 17, 2004, and shall expire on September 17, 2014.

16.           Governing Law.  This Plan and all actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of New Hampshire.

17.           Information to Shareholders.  The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

18.           Miscellaneous.

(a)           Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

(b)           The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

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IN WITNESS WHEREOF, this Plan has been executed effective as of September 17, 2004.

ARS Networks, Incorporated By /s/ Sydney A. Harland Sydney A. Harland, President

GREEN MOUNTAIN CAPITAL, INC.
EMPLOYEE STOCK INCENTIVE PLAN For the Year 2005

1.                    General Provisions.

1.1                 Purpose.  This Stock Incentive Plan (the "Plan") is intended to allow designated officers and employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of Green Mountain Capital, Inc., a New Hampshire corporation (the "Company") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.0001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards").  As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").  The purpose of this Plan is to provide the Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

1.2                 Administration.

1.2.1            The Plan shall be administered by the Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of the Company (the "Board").  The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent.  A majority of its members shall constitute a quorum.  The Committee shall be governed by the provisions of the Company's Bylaws and of New Hampshire law applicable to the Board, except as otherwise provided herein or determined by the Board.

1.2.2            The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan.  All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

1.2.3            The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items.  No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

1.3                 Eligibility and Participation.  The Employees eligible under this Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company.  In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

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1.4                 Shares Subject to this Plan.  The maximum number of shares of the Common Stock that may be issued pursuant to this Plan shall be 600,000,000.  If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan.  If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan.

2.                    Provisions Relating to Stock Options.

2.1                 Grants of Stock Options.  The Committee may grant Stock Options in such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine.  Stock Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant.  The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant.  The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under Section 422 of the Code (currently, $100,000.00).  Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence.  Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan.  In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof.  The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

2.2                 Purchase Price.  The purchase price (the "Exercise Price") of shares of the Common Stock subject to each Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant of the option.  For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option.  As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined.  If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made.  For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

2.3                 Option Period.  The Stock Option period (the "Term") shall commence on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee.  Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1.  Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act (the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

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2.4               Exercise of Options.

2.4.1            Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 2.4.2.  Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee.  Subject to the provisions of this Paragraph 2.4 and Paragraph 2.5, the Employee has the right to exercise his or her Stock Options at the rate of at least 20 percent per year over five years from the date the Stock Option is granted.

2.4.2            Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion.  Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

2.4.3            No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with.  At no time shall the total number of securities issuable upon exercise of all outstanding options under this Plan, and the total number of securities provided for under any bonus or similar plan or agreement of the Company exceed a number of securities which is equal to 30 percent of the then outstanding securities of the Company, unless a percentage higher than 30 percent is approved by at least two-thirds of the outstanding securities entitled to vote.  The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective.  The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company.  If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension.  The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

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2.5                 Continuous Employment.  Except as provided in Paragraph 2.7 below, an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company.  For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence.  If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced.  The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service.  If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

2.6                 Restrictions on Transfer.  Each Stock Option granted under this Plan shall be transferable only by will or the laws of descent and distribution.  No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process.  Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

2.7                 Termination of Employment.

2.7.1            Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.  Unless employment is terminated for cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

                                (i)            At least six months from the date of termination if termination was caused by death or disability.

                                (ii)           At least 30 days from the date of termination if termination was caused by other than death or disability.

2.7.2            Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

2.7.3            For purposes of this Plan:

                (a)           "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

                (b)           "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

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3.                    Provisions Relating to Awards.

3.1                 Grant of Awards.  Subject to the provisions of this Plan, the Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan.  Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period").  The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein.  For purposes of this Plan:

"Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

"Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

                                (a)           The Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

                                (b)           The conviction of the Employee of a felony; or

                                (c)           The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

                                (d)           The Employee's gross misconduct causing material harm to the Company.

"Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

                                (a)           The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

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                                (b)           The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

                                (c)           A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

                                (d)           The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

                                (e)           The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

                                (f)            The failure of the Company to obtain a satisfactory Assumption Agreement (as defined in Paragraph 4.12 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

3.2                 Incentive Agreements.  Each Award granted under this Plan shall be evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted.  Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

3.3                 Amendment, Modification and Waiver of Restrictions.  The Committee may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

3.4                 Terms and Conditions of Awards.  Upon receipt of an Award of shares of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

3.4.1            Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares.  Any purported disposition of such Common Stock in violation of this Paragraph 3.4 shall be null and void.

3.4.2            If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award.  In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award.  In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

3.4.3            The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires, (b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

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4.                    Miscellaneous Provisions.

4.1                 Adjustments Upon Change in Capitalization.

4.1.1            The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (and the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall not be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective.

4.1.2            Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date.  Any securities so substituted shall be subject to similar successive adjustments.

4.2                 Withholding Taxes.  The Company shall have the right at the time of exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability.  The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee.  Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

                                (a)           The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

                                (b)           The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

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4.3                 Relationship to Other Employee Benefit Plans.  Stock Options and Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

4.4                 Amendments and Termination.  The Board of Directors may at any time suspend, amend or terminate this Plan.  No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (subject to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

4.5                 Successors in Interest.  The provisions of this Plan and the actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

4.6                 Other Documents.  All documents prepared, executed or delivered in connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

4.7                 Fairness of the Repurchase Price.  In the event that the Company repurchases securities upon termination of employment pursuant to this Plan, either: (a) the price will not be less than the fair market value of the securities to be repurchased on the date of termination of employment, and the right to repurchase will be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of the employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise), and the right terminates when the Company's securities become publicly traded, or (b) Company will repurchase securities at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20 percent of the securities per year over five years from the date the option is granted (without respect to the date the option was exercised or became exercisable) and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment (or in case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise).

4.8                 No Obligation to Continue Employment.  This Plan and the grants which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee.  Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

4.9                 Misconduct of an Employee.  Notwithstanding any other provision of this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

4.10              Term of Plan.  No Stock Option shall be exercisable, or Award granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met.  This Plan was adopted by the Board effective January 20, 2005.  No Stock Options or Awards may be granted under this Plan after January 20, 2015.

4.11              Governing Law.  This Plan and all actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of New Hampshire.

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4.12              Assumption Agreements.  The Company will require each successor, (direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder.  Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees.  Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

                                (a)           To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

                                (b)           If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

                                (c)           To require any future successor to enter into an Assumption Agreement; and

                                (d)           To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

4.13         Compliance with Rule 16b-3.  Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act.  To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

4.14         Information to Shareholders.  The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

IN WITNESS WHEREOF, this Plan has been executed effective as of January 20, 2005.

GREEN MOUNTAIN CAPITAL, INC.

By /s/ Sydney A. Harland
    Sydney A. Harland, President

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GREEN MOUNTAIN CAPITAL, INC.
AMENDED EMPLOYEE STOCK INCENTIVE PLAN For the Year 2005

1.                    General Provisions.

1.1                 Purpose.  This Amended Stock Incentive Plan (the "Plan") is intended to allow designated officers and employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of Green Mountain Capital, Inc., a New Hampshire corporation (the "Company") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.0001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards").  As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").  The purpose of this Plan is to provide the Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

1.2                 Administration.

1.2.1             The Plan shall be administered by the Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of the Company (the "Board").  The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent.  A majority of its members shall constitute a quorum.  The Committee shall be governed by the provisions of the Company's Bylaws and of New Hampshire law applicable to the Board, except as otherwise provided herein or determined by the Board.

1.2.2             The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan.  All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

1.2.3             The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items.  No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

1.3               Eligibility and Participation.  The Employees eligible under this Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company.  In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

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1.4                 Shares Subject to this Plan.  The maximum number of shares of the Common Stock that may be issued pursuant to this Plan shall be 1,500,000,000.  If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan.  If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan.

2.                    Provisions Relating to Stock Options.

2.1                 Grants of Stock Options.  The Committee may grant Stock Options in such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine.  Stock Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant.  The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant.  The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under Section 422 of the Code (currently, $100,000.00).  Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence.  Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan.  In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof.  The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

2.2                 Purchase Price.  The purchase price (the "Exercise Price") of shares of the Common Stock subject to each Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant of the option.  For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option.  As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined.  If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made.  For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

2.3                 Option Period.  The Stock Option period (the "Term") shall commence on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee.  Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1.  Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act (the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

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2.4                Exercise of Options.

2.4.1            Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 2.4.2.  Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee.  Subject to the provisions of this Paragraph 2.4 and Paragraph 2.5, the Employee has the right to exercise his or her Stock Options at the rate of at least 20 percent per year over five years from the date the Stock Option is granted.

2.4.2            Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion.  Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

2.4.3            No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with.  At no time shall the total number of securities issuable upon exercise of all outstanding options under this Plan, and the total number of securities provided for under any bonus or similar plan or agreement of the Company exceed a number of securities which is equal to 30 percent of the then outstanding securities of the Company, unless a percentage higher than 30 percent is approved by at least two-thirds of the outstanding securities entitled to vote.  The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective.  The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company.  If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension.  The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

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2.5                 Continuous Employment.  Except as provided in Paragraph 2.7 below, an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company.  For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence.  If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced.  The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service.  If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

2.6                 Restrictions on Transfer.  Each Stock Option granted under this Plan shall be transferable only by will or the laws of descent and distribution.  No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process.  Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

2.7                 Termination of Employment.

2.7.1            Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.  Unless employment is terminated for cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

                                (i)            At least six months from the date of termination if termination was caused by death or disability.

                                (ii)           At least 30 days from the date of termination if termination was caused by other than death or disability.

2.7.2            Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

2.7.3            For purposes of this Plan:

                (a)           "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

                (b)           "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

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3.                   Provisions Relating to Awards.

3.1                 Grant of Awards.  Subject to the provisions of this Plan, the Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan.  Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period").  The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein.  For purposes of this Plan:

"Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

"Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

                                (a)           The Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

                                (b)           The conviction of the Employee of a felony; or

                                (c)           The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

                                (d)           The Employee's gross misconduct causing material harm to the Company.

"Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

                                (a)           The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

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                                (b)           The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

                                (c)           A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

                                (d)           The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

                                (e)           The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

                                (f)            The failure of the Company to obtain a satisfactory Assumption Agreement (as defined in Paragraph 4.12 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

3.2                 Incentive Agreements.  Each Award granted under this Plan shall be evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted.  Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

3.3                 Amendment, Modification and Waiver of Restrictions.  The Committee may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

3.4                 Terms and Conditions of Awards.  Upon receipt of an Award of shares of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

3.4.1              Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares.  Any purported disposition of such Common Stock in violation of this Paragraph 3.4 shall be null and void.

3.4.2              If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award.  In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award.  In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

3.4.3            The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires, (b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

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4.                    Miscellaneous Provisions.

4.1                 Adjustments Upon Change in Capitalization.

4.1.1              The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (and the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall not be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received prior to any such capital adjustment becoming effective.

4.1.2             Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date.  Any securities so substituted shall be subject to similar successive adjustments.

4.2                 Withholding Taxes.  The Company shall have the right at the time of exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability.  The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee.  Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

                                (a)           The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

                                (b)           The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

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4.3                Relationship to Other Employee Benefit Plans.  Stock Options and Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

4.4                 Amendments and Termination.  The Board of Directors may at any time suspend, amend or terminate this Plan.  No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (subject to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

4.5                 Successors in Interest.  The provisions of this Plan and the actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

4.6                Other Documents.  All documents prepared, executed or delivered in connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

4.7                 Fairness of the Repurchase Price.  In the event that the Company repurchases securities upon termination of employment pursuant to this Plan, either: (a) the price will not be less than the fair market value of the securities to be repurchased on the date of termination of employment, and the right to repurchase will be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of the employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise), and the right terminates when the Company's securities become publicly traded, or (b) Company will repurchase securities at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20 percent of the securities per year over five years from the date the option is granted (without respect to the date the option was exercised or became exercisable) and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment (or in case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise).

4.8                 No Obligation to Continue Employment.  This Plan and the grants which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee.  Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

4.9                 Misconduct of an Employee.  Notwithstanding any other provision of this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

4.10              Term of Plan.  No Stock Option shall be exercisable, or Award granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met.  This Plan was adopted by the Board effective January 20, 2005.  No Stock Options or Awards may be granted under this Plan after January 20, 2015.

4.11              Governing Law.  This Plan and all actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of New Hampshire.

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4.12              Assumption Agreements.  The Company will require each successor, (direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder.  Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees.  Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

                                (a)           To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

                                (b)           If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

                                (c)           To require any future successor to enter into an Assumption Agreement; and

                                (d)           To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

4.13         Compliance with Rule 16b-3.  Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act.  To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

4.14         Information to Shareholders.  The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

IN WITNESS WHEREOF, this Plan has been executed effective as of February 10, 2005.

GREEN MOUNTAIN CAPITAL, INC.

By /s/ Sydney A. Harland
    Sydney A. Harland, President

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Attachment C

PLAN OF MERGER

PLAN AND AGREEMENT OF MERGER BETWEEN
GREEN MOUNTAIN CAPITAL, INC.
(a New Hampshire corporation)
AND
GREEN MOUNTAIN CAPITAL, INC.
(a Nevada corporation)

GREEN MOUNTAIN CAPITAL, INC., a New Hampshire corporation (“Green Mountain New Hampshire”) and GREEN MOUNTAIN CAPITAL, INC., a Nevada corporation (“Green Mountain Nevada”), hereby agree as follows:

1.    Plan Adopted. A plan of merger merging Green Mountain New Hampshire with and into Green Mountain Nevada (this “Plan of Merger”), pursuant to the provisions of Chapter 92A of the Nevada Revised Statutes (the “NRS”), Section A:11.01 of the New Hampshire Business Corporation Act and Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, is adopted as follows:

(a)    Green Mountain New Hampshire shall be merged with and into Green Mountain Nevada, to exist and be governed by the laws of the State of Nevada.

(b)    Green Mountain Nevada shall be the Surviving Corporation (the “Surviving Corporation”).

(c)    When this Plan of Merger shall become effective, the separate existence of Green Mountain New Hampshire shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of Green Mountain New Hampshire and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the merger (the “Merger”).

(d)    The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Nevada, if any.

(e)    The Surviving Corporation will carry on business with the assets of Green Mountain New Hampshire as well as the assets of Green Mountain Nevada.

(f)    The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Section A:13.02 of the New Hampshire Business Corporation Act.

(g)    The stockholders of Green Mountain New Hampshire will surrender all of their shares in the manner hereinafter set forth.

(h)    In exchange for the shares of Green Mountain New Hampshire surrendered by its stockholders, the Surviving Corporation will issue and transfer to such stockholders on the basis hereinafter set forth, shares of its common and/or preferred stock.

2.    Effective Date. The effective date of the Merger (the “Effective Date”) shall be the date of the filing of Articles of Merger for Green Mountain New Hampshire and Green Mountain Nevada in the States of New Hampshire and Nevada.

3.    Submission to Stockholders. This Plan of Merger shall be submitted for approval separately to the stockholders of Green Mountain New Hampshire and Green Mountain Nevada in the manner provided by the laws of the States of New Hampshire and Nevada.

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4.    Manner of Exchange. On the Effective Date, the stockholders of Green Mountain New Hampshire shall surrender their stock certificates to Green Mountain New Hampshire in exchange for shares of the Surviving Corporation to which they are entitled.

5.    Basis of Exchange. The holders of shares of the common and/or preferred stock, $0.0001 par value per share, of Green Mountain New Hampshire shall be entitled to receive, in exchange for each share of the common and/or preferred stock of Green Mountain New Hampshire, one share of the common and/or preferred stock, as the case may be, par value $0.0001 per share, of the Surviving Corporation.

6.    Shares of the Surviving Corporation Held by the Current Stockholders of Green Mountain New Hampshire. The one presently outstanding share of the common stock of Green Mountain Nevada will be cancelled.

7.    Directors and Officers.

(a)    Sydney A. Harland shall serve as the sole Director of the Surviving Corporation until the next annual meeting or until such time as his successor has been elected and qualified.

(b)    If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

(c)    Sydney A. Harland shall be sole officer of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine. The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

8.    Articles of Incorporation. The Articles of Incorporation of Green Mountain Nevada, existing on the Effective Date, a copy of which are attached hereto as Exhibit A and incorporated herein for all purposes, shall continue in full force as the Articles of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

9.    Bylaws. The Bylaws of Green Mountain Nevada, existing on the Effective Date, a copy of which is attached hereto as Exhibit B and incorporated herein for all purposes, shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

10.          Copies of the Plan of Merger. A copy of this Plan of Merger is on file at 1207 Delaware Avenue, Suite 410, Buffalo, New York 14209, the principal offices of Green Mountain New Hampshire, and 1207 Delaware Avenue, Suite 410, Buffalo, New York 14209, the principal offices of Green Mountain Nevada. A copy of this Plan of Merger will be furnished to any stockholder of Green Mountain New Hampshire or Green Mountain Nevada, on written request and without cost.

11.          Contractual Consents Needed. The parties to this Plan of Merger shall have obtained, at or prior to the Effective Date, all consents required for the consummation of the transactions contemplated by this Plan of Merger from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which any of them is a party, or to which any of their respective businesses, properties, or assets are subject.

12.          Notices. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to Green Mountain New Hampshire, addressed to Sydney A. Harland at 1207 Delaware Avenue, Suite 410, Buffalo, New York 14209; and if to Green Mountain Nevada, addressed to Sydney A. Harland at 1207 Delaware Avenue, Suite 410, Buffalo, New York 14209.

13.          Legal Construction. In case any one or more of the provisions contained in this Plan of Merger shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Plan of Merger shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

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14.          Benefit. All the terms and provisions of this Plan of Merger shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their successors and permitted assigns.

15.          Law Governing. This Plan of Merger shall be construed and governed by the laws of the State of Nevada, and all obligations hereunder shall be deemed performable in Nevada.

16.          Perfection of Title. The parties hereto shall do all other acts and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Plan of Merger, and to carry out the intent of this Plan of Merger.

17.          Cumulative Rights. The rights and remedies of any party under this Plan of Merger and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

18.          Waiver. No course of dealing on the part of any party hereto or its agents, nor any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Plan of Merger or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

19.          Construction. Whenever used herein, the singular number shall include the plural, the plural number shall include the singular, and the masculine gender shall include the feminine.

20.          Multiple Counterparts. This Plan of Merger may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Plan of Merger on _____________.

GREEN MOUNTAIN CAPITAL, INC.

By:

Sydney A. Harland, Chief Executive Officer

GREEN MOUNTAIN CAPITAL, INC.

By:

Sydney A. Harland, Chief Executive Officer

Attachments:
Exhibit A - Articles of Incorporation of Green Mountain Capital, Inc.
Exhibit B - Bylaws of Green Mountain Capital, Inc.

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EXHIBIT A
Articles of Incorporation of
Green Mountain Capital, Inc.,
a Nevada corporation

DEAN HELLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Incorporation (PURSUANT TO NRS 78)

Important. Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation	GREEN MOUNTAIN CAPITAL, INC.

2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)
Name
NEVADA
	Street Address	City		Zip Code

	Optional Mailing Address	City	State	Zip Code

3. Shares: (number of shares corporation authorized to issue	Number of shares with par value:	10,250,000,000	Par value: $	0.0001	Number of shares without par value:

4. Names & Addresses, of Board of Directors/Trustees: (attach additional page there is more than 3 directors/trustees)	1.	Sydney A. Harland
	Name
	1207 Delaware Avenue, Suite 410	Buffalo	New York	14209
	Street Address	City	State	Zip Code
	2.
	Name

	Street Address	City	State	Zip Code
	3.
	Name

	Street Address	City	State	Zip Code

The purpose of this Corporation shall be:
5. Purpose: (optional-see instructions)

6. Names, Address and Signature of Incorporator (attach additional page there is more than 1 incorporator)	Norman T. Reynolds, Esq.	/s/ Normal T. Reynolds
	Name	Signature
	815 Walker Street, Suite 1250	Houston	Texas	77002
	Address	City	State	Zip Code

7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation.

	Authorized Signature of R. A. or On Behalf of R. A. Company	Date

Continuation for Articles of Incorporation
for
GREEN MOUNTAIN CAPITAL, INC.
(the "Company")

Capital Stock

1.    Authorized Stock. The total number of shares of stock which the Company shall have authority to issue is 10,250,000,000, consisting of 10,000,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock"), and 250,000,000 shares of preferred stock, par value $0.000 1 per share (the "Preferred Stock").

2.    Preferred Stock. The Preferred Stock may be issued .from time to time in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of the Preferred Stock in series and, by filing a certificate pursuant to the applicable section of the NRS (the "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fur the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(a)          The designation of the series, which may be by distinguishing number, letter or title.

(b)          The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

(c)          Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

(d)          The dates at which dividends, if any, shall be payable.

(e)          The redemption rights and price or prices, if any, for shares of the series.

(f)          The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

(g)          The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

(h)          Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(i)          Restrictions on the issuance of shares of the same series or of any other class or series.

(j)          The voting rights, if any, of the holders of shares of the series.

(k)          Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

3.    Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of the Common Stock shall be equal to each other share of the Common Stock.

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The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

4.    Voting Rights. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of the Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. At each election for directors, every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

5.    Denial of Preemptive Rights. No stockholder of the Company shall, by reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

Election of Directors

1.    Number. The number of directors constituting the initial Board of Directors is one. The business and affairs of the Company shall be conducted and managed by, or under the direction of, the Board of Directors. The total number of directors constituting the entire Board of Directors shall be f ~ eadnd may be altered from time to time by or pursuant to a resolution passed by the Board of Directors.

2.    Vacancies. Except as otherwise provided for herein, newly created directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director's successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal. Subject to the provisions of these Articles of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

3.    Removal of Directors. Except as otherwise provided in any Preferred Stock Designation, any director may be removed from office only by the affiative vote of the holders of a majority or more of the combined voting power of the then outstanding shares of capital stock of the Company entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

Meeting of Stockholders

Meetings of stockholders of the Company (the "Stockholder Meetings") may be held within or without the State of Nevada, as the Bylaws of the Company (the "Bylaws") may provide. Special Stockholder Meetings may be called only by (a) the President, (b) the holders of at least 10 percent of all of the shares entitled to vote at the proposed special meeting, or (c) the Board of Directors pursuant to a duly adopted resolution. Special Stockholder Meetings may not be called by any other person or persons or in any other manner. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

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Stockholder Consent

No action that is required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors.

Limitation of Liability

Except as otherwise provided in the NRS, a director or officer of the Company shall not be personally liable to the Company or its stockholders for damages as a result of any act or failure to act in his capacity as a director or officer; provided, however, that this Article shall not eliminate or limit the liability of a director or officer (a) if it is proven that h s act or failure to act constituted a breach of his fiduciary duties and such breach involved intentional misconduct, fiaud or a knowing violation of law, or (b) under Section 78.300 of the NRS.

If the NRS is amended after the date of filing of these Articles of Incorporation to authorize corporate action futher limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the NRS, as so amended, or a similar successor provision. Any repeal or modification of this Arpticle by the stockholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

Indemnification

1.    Discretionary Indemnification. (a) The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (i) is not liable pursuant to Section 78.138 of the NRS; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to Section 78.138 of the NRS or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(b)          The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (i) is not liable pursuant to Section 78.138 of the NRS; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the courts deem proper.

2.    Determination of Discretionary Indemnification. Any discretionary indemnification pursuant to Section 1 of this Article "Indemnification," unless ordered by a court or advanced pursuant to this Section 2, may be

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made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a)          By the stockholders;

(b)          By the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

(c)          If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d)          If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Company as they are incurred in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company.

3.    Mandatory Indemnification. To the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 of this Article "Indemnification," or in defense of any claim, issue or matter therein, the Company shall indemnify him against expenses, including attorneys' fees actually and reasonably incurred by him in connection with the defense.

4.    Non-Exclusivity. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article:

(a)          Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 1 of this Article "Indemnification," or for the advancement of expenses made pursuant to Section 2 of this Article "Indemnification," may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(b)          Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of any such person.

5.    Insurance. The Company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the Company has the authority to indemnify him against such liability expenses.

Amendment of Corporate Documents

1.    Articles of Incorporation. Whenever any vote of the holders of voting shares of the capital stock of the Company is required by law to amend, alter, repeal or rescind any provision of these Articles of Incorporation, such alteration, amendment, repeal or rescission of any provision of these Articles of Incorporation must be approved by the Board of Directors and by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

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Subject to the provisions hereof, the Company reserves the right at any time, and from time to time, to amend, alter, repeal or rescind any provision contained in these Articles of Incorporation in the manner now or thereafter prescribed by law, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in their present form or as hereafter amended are granted subject to the rights reserved in this Article.

2.    Bylaws. In addition to any affirmative vote required by law, any change of the Bylaws may be adopted either (a) by the affirmative vote of the Board of Directors, or (b) by the stockholders by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

Application of NRS 78.411 to 78.444, Inclusive

These Articles of Incorporation expressly provide that the Company shall not be governed by NRS 78.41 1 to 78.444, inclusive.

Existence

The Company is to have perpetual existence.

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EXHIBIT B
Bylaws of
Green Mountain Capital, Inc.
a Nevada corporation

BYLAWS OF
GREEN MOUNTAIN CAPITAL, INC.

ARTICLE I
Offices

1.1.    Resident Office. The resident office of Green Mountain Capital, Inc. (the “Company”) required by Section 78.035 of the Nevada Revised Statutes or any successor statute (the “NRS”) to be maintained in the State of Nevada shall be the resident office named in the Articles of Incorporation of the Company, as they may be amended or restated from time to time in accordance with the NRS (the “Articles of Incorporation”).

1.2.     Other Offices. The Company may also have offices at such other places both within and without the State of Nevada as the Board of Directors of the Company (the “Board of Directors”) may determine from time to time or as the business of the Company may require.

ARTICLE II
Meetings of Stockholders

2.1.    Place of Meetings. Meetings of the Company’s stockholders shall be held at such place within or without the State of Nevada as may be designated by the Board of Directors or the officer calling the meeting, or, in the absence of such designation, at the principal office of the Company.

2.2.    Annual Meeting. An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire or to fill vacancies and for the transaction of such other business as may properly come before the meeting, shall be held on such date and at such time as the Board of Directors shall fix and set forth in the notice of the meeting, which date shall be within 13 months subsequent to the last annual meeting of stockholders. At the annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the annual meeting as set forth in Paragraph 2.8 hereof. Failure to hold the annual meeting at the designated time shall not work a dissolution of the Company.

2.3.     Special Meetings. Subject to the rights of the holders of any series of the Company’s preferred stock (the “Preferred Stock”), as designated in any resolutions adopted by the Board of Directors and filed with the State of Nevada (a “Preferred Stock Designation”), special meetings of the stockholders may be called at any time by those persons set forth in the Articles of Incorporation. Upon written request of any person or persons who have duly called a special meeting, it shall be the duty of the Secretary to fix the date of the meeting to be held not less than 10 nor more than 60 days after the receipt of the request and to give due notice thereof, as required by the NRS. If the Secretary shall neglect or refuse to fix the date of the meeting and give notice thereof, the person or persons calling the meeting may do so.

2.4.    Notice of Meeting. Written or printed notice of all meetings, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board or Secretary, to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered to a stockholder when deposited in the United States mail addressed to such stockholder at such stockholder’s address as it appears on the stock transfer records of the Company, with postage thereon prepaid.

2.5.    Registered Holders of Shares; Closing of Share Transfer Records; and Record Date.

(a)     Registered Holders as Owners. Unless otherwise provided under the NRS, the Company may regard the person in whose name any shares are registered in the stock transfer records of the Company at any particular time (including, without limitation, as of a record date fixed pursuant to subparagraph (b) of this Paragraph 2.5) as the owner of such shares at that time for purposes of voting, receiving distributions thereon or notices in respect thereof, transferring such shares, exercising rights of dissent with respect to such shares, entering into agreements with respect to such shares, or giving proxies with respect to such shares; and neither the Company nor any of its officers, directors, employees or agents shall be liable for regarding that person as the owner of such shares at that time for those purposes, regardless of whether that person possesses a certificate for such shares.

(b)     Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive a distribution by the Company (other than a distribution involving a purchase or redemption by the Company of any of its own shares) or a share dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than 60 days and not less than 10 days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. The Board of Directors shall not close the books of the Company against transfers of shares during the whole or any part of such period.

If the Board of Directors does not fix a record date for any meeting of the stockholders, the record date for determining stockholders entitled to notice of or to vote at such meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if in accordance with Paragraph 7.3 of these Bylaws notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

2.6.     Quorum of Stockholders; Adjournment. Unless otherwise provided in the Articles of Incorporation, a majority of the outstanding shares of capital stock of the Company entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of the stockholders, and the stockholders present at any duly convened meeting may continue to do business until adjournment notwithstanding any withdrawal from the meeting of holders of shares counted in determining the existence of a quorum. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any meeting of the stockholders may be adjourned from time to time by the chairman of the meeting or the holders of a majority of the issued and outstanding stock, present in person or represented by proxy, whether or not a quorum is present, without notice other than by announcement at the meeting at which such adjournment is taken, and at any such adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called; provided that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

2.7.    Voting by Stockholders.

(a)  Voting on Matters Other than the Election of Directors. With respect to any matters as to which no other voting requirement is specified by the NRS, the Articles of Incorporation or these Bylaws, and, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the affirmative vote required for stockholder action shall be that of a majority of the shares present in person or represented by proxy at the meeting (as counted for purposes of determining the existence of a quorum at the meeting). In the case of a matter submitted for a vote of the stockholders as to which a stockholder approval requirement is applicable under the stockholder approval policy of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, the requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any provision of the Internal Revenue Code, in each case for which no higher voting requirement is specified by the NRS, the Articles of Incorporation or these Bylaws, the vote required for approval shall be the requisite vote specified in such stockholder approval policy, the Exchange Act or Internal Revenue Code provision, as the case may be (or the highest such requirement if more than one is applicable).

(b)  Voting in the Election of Directors. Unless otherwise provided in the Articles of Incorporation or these Bylaws in accordance with the NRS, directors shall be elected by a plurality of the votes cast by the holders of outstanding shares of capital stock of the Company entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present.

(c)  Consents in Lieu of Meeting. Pursuant to the Articles of Incorporation, no action that is required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders may be effected by the written consent of stockholders in lieu of a meeting, unless the action to be effected by the written consent of stockholders and the taking of such action by written consent have been expressly approved in advance by the Board of Directors.

(d)  Other. The Board of Directors, in its discretion, or the officer of the Company presiding at a meeting of stockholders of the Company, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

2.8.  Business to be Conducted at Annual or Special Stockholder Meetings. At any annual or special meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been disclosed in the notice delivered to the stockholders with respect to such meeting.

2.9.        Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy. Proxies for use at any meeting of stockholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting who shall decide all questions relating to the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decide all such questions.

2.10.  Approval or Ratification of Acts or Contracts by Stockholders. The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the stockholders holding a majority of the issued and outstanding shares of stock of the Company entitled to vote and present in person or by proxy at such meeting (provided that a quorum is present), shall be as valid and as binding upon the Company and upon all the stockholders as if it has been approved or ratified by every stockholder of the Company.

2.11.    Inspectors of Election. The Company shall, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Company, to act at the meeting or any adjournment thereof and to make a written report thereof. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman or the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his ability.

The inspector or inspectors so appointed or designated shall: (a) ascertain the number of shares of capital stock of the Company outstanding and the voting power of each such share; (b) determine the shares of capital stock of the Company represented at the meeting and the validity of proxies and ballots; (c) count all votes and ballots; (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (e) certify their determination of the number of shares of the capital stock of the Company represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Company, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

ARTICLE III
Directors

3.1.   Powers, Number, Classification and Tenure.

(a)    The powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors. Each director shall hold office for the full term for which such director is elected and until such director’s successor shall have been duly elected and qualified or until his earlier death or resignation or removal in accordance with the Articles of Incorporation or these Bylaws.

(b)    Within the limits specified in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the number of directors that shall constitute the whole Board of Directors shall be fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the members at any time constituting the Board of Directors. Except as provided in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

3.2.    Qualifications. Directors need not be residents of the State of Nevada or stockholders of the Company.

3.3.    Place of Meeting; Order of Business. Except as otherwise provided by law, meetings of the Board of Directors, regular or special, may be held either within or without the State of Nevada, at whatever place is specified by the person or persons calling the meeting. In the absence of specific designation, the meetings shall be held at the principal office of the Company. At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in his absence by the President, or by resolution of the Board of Directors.

3.4.    Regular Meetings. Regular meetings of the Board of Directors shall be held, in each case, at such hour and on such day as may be fixed by resolution of the Board of Directors, without further notice of such meetings. The time or place of holding regular meetings of the Board of Directors may be changed by the Chairman of the Board by giving written notice thereof as provided in Paragraph 3.6 hereof.

3.5.    Special Meetings. Special meetings of the Board of Directors shall be held, whenever called by the Chairman of the Board or by resolution adopted by the Board of Directors, in each case, at such hour and on such day as may be stated in the notice of the meeting.

3.6.    Attendance at and Notice of Meetings. Written notice of the time and place of, and general nature of the business to be transacted at, all special meetings of the Board of Directors, and written notice of any change in the time or place of holding the regular meetings of the Board of Directors, shall be given to each director personally or by mail or by telegraph, telecopier or similar communication at least one day before the day of the meeting; provided, however, that notice of any meeting need not be given to any director if waived by him in writing, or if he shall be present at such meeting. Participation in a meeting of the Board of Directors shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

3.7.    Quorum of and Action by Directors. A majority of the directors in office shall constitute a quorum of the Board of Directors for the transaction of business; but a lesser number may adjourn from day to day until a quorum is present. Except as otherwise provided by law or in these Bylaws, all questions shall be decided by the vote of a majority of the directors present at a meeting at which a quorum is present.

3.8.    Board and Committee Action Without a Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be, and shall be filed with the Secretary.

3.9.    Board and Committee Telephone Meetings. Subject to the provisions required or permitted by the NRS for notice of meetings, unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Paragraph 3.9 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

3.10.          Compensation. Directors shall receive such compensation for their services as shall be determined by the Board of Directors.

3.11.          Removal. Directors may be removed from office in the manner set forth in the Articles of Incorporation, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances.

3.12.          Committees of the Board of Directors.

(a)    The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees (in addition to those listed below), each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in such resolution or in the Articles of Incorporation or these Bylaws, shall have and may exercise all of the authority of the Board of Directors to the extent permitted by the NRS, including, without limitation, the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a plan of merger pursuant to Section 78.125 of the NRS. Any such committee may authorize the seal of the Company to be affixed to all papers which may require it. In addition to the above, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

(b)    The Board of Directors shall have the power at any time to change the membership of any such committee and to fill vacancies in it. A majority of the number of members of any such committee shall constitute a quorum for the transaction of business unless a greater number is required by a resolution adopted by the Board of Directors. The act of the majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee, unless the act of a greater number is required by a resolution adopted by the Board of Directors. Each such committee may elect a chairman and appoint such subcommittees and assistants as it may deem necessary. Except as otherwise provided by the Board of Directors, meetings of any committee shall be conducted in accordance with Paragraphs 3.4, 3.5, 3.6, 3.7, 3.8, 3.9 and 7.3 hereof. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any member of any such committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of a member of a committee shall not of itself create contract rights.

(c)    Any action taken by any committee of the Board of Directors shall promptly be recorded in the minutes and filed with the Secretary.

(d)    Notwithstanding anything herein contained to the contrary, the composition and powers of any committee of the Board of Directors are expressly subject to the requirements of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, or the Exchange Act.

(e)    Executive Committee. The Board of Directors may create an Executive Committee of the Board of Directors, which committee shall have and may exercise all the powers and authority of the Board of Directors between regular or special meetings of the Board of Directors in the management of the business and affairs of the Company, except to the extent limited by Nevada law. Without limiting the generality of the foregoing, the Executive Committee shall have the power and authority to (i) declare dividends on any class of capital stock of the Company, (ii) authorize the issuance of capital stock of the Company, (iii) adopt plans of merger, and (iv) in reference to amending the Articles of Incorporation, to the extent authorized in the resolution or resolutions providing for the issuance of shares of capital stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemptions, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series.

(f)    Audit Committee. The Board of Directors may create an Audit Committee of the Board of Directors whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as members of such committee. The Audit Committee shall have and may exercise the power and authority to recommend to the Board of Directors the accounting firm to be selected by the Board of Directors or to be recommended by it for stockholder approval, as independent auditor of the financial statements of the Company and its subsidiaries, and to act on behalf of the Board of Directors in meeting and reviewing with the independent auditors, the chief accounting officer, the chief internal auditor, if any, and the appropriate corporate officers, matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting and operating controls and the scope of the respective audits of the independent auditors and the internal auditor, if any. The Audit Committee shall also review the results of such audits with the respective auditors and shall report the results of those reviews to the Board of Directors. The Audit Committee shall submit to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operational controls and safeguards. The Audit Committee may submit to the Compensation Committee any recommendations it may have with respect to the compensation of the chief accounting officer and the chief internal auditor, if any. The Board of Directors shall, by resolution adopted by a majority of the Board of Directors, designate not less than two of its qualifying members from time to time to constitute members of the Audit Committee.

(g)    Nominating Committee. The Board of Directors may create a Nominating Committee of the Board of Directors, which committee shall have and may exercise the power and authority to recommend to the Board of Directors prior to each annual meeting of the stockholders of the Company: (i) the appropriate size and composition of the Board of Directors; and (ii) nominees: (1) for election to the Board of Directors for whom the Company should solicit proxies; (2) to serve as proxies in connection with the annual stockholders’ meeting; and (3) for election to all committees of the Board of Directors other than the Nominating Committee. The Board of Directors shall, by resolution adopted by a majority of the Board, designate one or more of its members from time to time to constitute members of the Nominating Committee.

(h)    Compensation Committee. The Board of Directors may create a Compensation Committee of the Board of Directors, whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Compensation Committee shall have and may exercise all the power and authority to (i) establish a general compensation policy for the officers and employees of the Company, including to establish and at least annually review officers’ salaries and levels of officers’ participation in the benefit plans of the Company, (ii) prepare any reports that may be required by the regulations of the Securities and Exchange Commission or otherwise relating to officer compensation, (iii) approve any increases in directors’ fees, and (iv) exercise all other powers of the Board of Directors with respect to matters involving the compensation of employees and the employee benefits of the Company as shall be delegated by the Board of Directors to the Compensation Committee from time to time. Without limiting the generality of the foregoing, the Compensation Committee shall have the power and authority to authorize the issuance of capital stock of the Company pursuant to any compensation or benefit plan or arrangement adopted or entered into by the Company. The Board of Directors shall, by resolution adopted by a majority of the Board, designate two or more of its qualifying members from time to time to constitute members of the Compensation Committee.

ARTICLE IV
Officers

4.1.    Designation. The officers of the Company shall consist of a Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Secretary, Chief Financial Officer, Treasurer, Controller and such Executive, Senior or other Vice Presidents, Assistant Secretaries, Assistant Treasurers, Assistant Controllers and other officers as may be elected or appointed by the Board of Directors from time to time. Any number of offices may be held by the same person.

4.2.    Chairman of the Board. The Chairman of the Board shall be the Chief Executive Officer of the Company and shall preside at all meetings of the stockholders and of the Board of Directors. Except where by law the signature of the President is required, the Chairman of the Board shall possess the same power as the President to sign all contracts, certificates and other instruments of the Company which may be authorized by the Board of Directors. The Chairman of the Board shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. In the absence or incapacity to act of the President, or in the event that a President has not been elected, the Chairman of the Board shall serve as acting President, and when so acting, shall have all the powers of and be subject to the restrictions of such office.

4.3.    President. The President shall be the Chief Operating Officer of the Company and shall have general supervision and control of the business, affairs and properties of the Company and its general officers, and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall have the power to appoint and remove all subordinate officers, agents and employees, except those elected or appointed by the Board of Directors, and shall execute all bonds, mortgages, contracts and other instruments of the Company requiring a seal, under the seal of the Company, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Company may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. In the incapacity to act of the Chairman of the Board, or in the event that a Chairman of the Board has not been elected, the President shall serve as acting Chairman of the Board, and when so acting, shall have all the powers of and be subject to the restrictions of such office.

4.4.    Chief Operating Officer. As the Chief Operating Officer, the President shall have general charge and supervision of the day to day operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief operating officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors.

4.5.    Vice President. The Board of Directors may appoint such Vice Presidents as may be recommended by the President or as the directors deem necessary or appropriate. Vice Presidents may be designated as Senior Vice Presidents, Executive Vice Presidents or some other designation as the Board of Directors deems appropriate (each a “Vice President”). Each Vice President shall perform such duties as the Board of Directors may from time to time prescribe and have such other powers as the President may from time to time prescribe.

4.6.    Chief Financial Officer. The Chief Financial Officer shall be the chief accounting officer of the Company and shall have general charge and supervision of the day to day financial operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief financial officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors or the Audit Committee.

4.7.    Secretary. The Secretary shall attend the meetings of the Board of Directors and all meetings of stockholders and record the proceedings thereof in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then the Chairman of the Board may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Company and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

4.8.    Treasurer. The Treasurer shall have the custody of the Company’s funds and securities and shall keep full and accurate accounts of receipt and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Chief Financial Officer or the Board of Directors. The Treasurer shall disburse the funds of the Company as may be ordered by the Chief Financial Officer or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the liquidity of the Company. If required by the Board of Directors, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

4.9.    Controller. The Controller, if there is one, shall maintain records of all assets, liabilities, and transactions of the Company and shall be responsible for the design, installation and maintenance of accounting and cost control systems and procedures for the Company and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chief Financial Officer, Board of Directors or the Audit Committee.

4.10.          Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

4.11.          Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

4.12.          Assistant Controllers. Except as may be otherwise provided in these Bylaws, Assistant Controllers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Controller, and in the absence of the Controller or in the event of his disability or refusal to act, shall perform the duties of the Controller, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Controller.

4.13.          Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers, subordinate to those powers specifically delegated to certain officers in these Bylaws, as from time to time may be assigned to them by the Board of Directors. The President of the Company shall have the power to choose such other officers and to prescribe their respective duties and powers, subject to control by the Board of Directors.

4.14.          Vacancies. Whenever any vacancies shall occur in any office by death, resignation, increase in the number of offices of the Company, or otherwise, the same shall be filled by the Board of Directors (or the President, in accordance with Paragraph 4.3 of these Bylaws, subject to control by the Board of Directors), and the officer so appointed shall hold office until such officer’s successor is elected or appointed in accordance with these Bylaws or until his earlier death, resignation or removal.

4.15.          Removal. Any officer or agent of the Company may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

4.16.          Action with Respect to Securities of Other Corporations. Unless otherwise directed by the Board of Directors, the Chairman of the Board, the President, any Vice President and the Treasurer of the Company shall each have power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which the Company may hold securities and otherwise to exercise any and all rights and powers which the Company may possess by reason of its ownership of securities in such other corporation.

ARTICLE V
Capital Stock

5.1.    Certificates for Shares. The certificates for shares of the capital stock of the Company shall be in such form as may be approved by the Board of Directors from time to time. The Company shall deliver one or more certificates to each of the Company’s stockholders, which shall represent the number of shares to which such stockholder is entitled. Certificates shall be signed by the Chairman of the Board, the President or a Vice President and either the Secretary or an Assistant Secretary, and may bear the seal of the Company or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles. The stock record books and the blank stock certificates shall be kept by the Secretary, or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time by resolution determine. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer at the date of its issuance.

5.2.    Multiple Classes of Stock. As the Company is authorized to issue more than one class of capital stock and more than one series of preferred stock, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of each of the certificates the Company issues to represent such class or series of stock; provided that, to the extent allowed by law, in lieu of such statement, the face or back of such certificates may state that the Company will furnish a copy of such statement without charge to each requesting stockholder.

5.3.    Transfer of Shares. The shares of stock of the Company shall be transferable only on the books of the Company by the holders thereof in person or by their duly authorized attorneys or legal representatives upon surrender and cancellation of certificates for a like number of shares.

5.4.    Ownership of Shares. As the Company is entitled to treat the holder of record of any share or shares of capital stock as the holder in fact thereof under Paragraph 2.5 hereof, the Company shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

5.5.    Regulations Regarding Certificates. The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the Company.

5.6.    Lost or Destroyed Certificates. The Board of Directors may determine the conditions upon which a new certificate representing shares of the capital stock of the Company may be issued in place of a certificate which is alleged to have been lost, stolen or destroyed; and may, in its discretion, require the owner of such certificate or his legal representative to give bond, with sufficient surety, to indemnify the Company and each transfer agent and registrar against any and all losses or claims that may arise by reason of the issue of a new certificate in the place of the one so lost, stolen or destroyed.

ARTICLE VI
Indemnification

6.1.    General. The Company shall indemnify its directors, officers, employees, agents and others as provided in the Articles of Incorporation.

6.2.    Request for Indemnification. A party requesting indemnification (the “Indemnitee”) shall submit notice of such request in writing to the Secretary of the Company. Such notice of request for indemnification shall contain sufficient information to reasonably inform the Company about the nature and extent of the indemnification or advance sought by the Indemnitee. The Secretary shall promptly advise the Board of Directors of any such request.

6.3.    Extension of Rights. No amendment, alteration or repeal of this Article VI or any provision hereof shall be effective as to any Indemnitee for acts, events and circumstances that occurred, in whole or in part, before such amendment, alteration or repeal. The provisions of this Article VI shall continue as to an Indemnitee whose Corporate Status has ceased for any reason and shall inure to the benefit of his heirs, executors and administrators. Neither the provisions of this Article VI nor those of any agreement to which the Company is a party shall be deemed to preclude the indemnification of any person who is not specified in this Article VI as having the right to receive indemnification or is not a party to any such agreement, but whom the Company has the power or obligation to indemnify under the provisions of the NRS.

6.4.    Insurance and Subrogation. The Company shall not be liable under the Articles of Incorporation or this Article VI to make any payment of amounts otherwise indemnifiable hereunder if, but only to the extent that, the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise. In the event of any payment hereunder, the Company shall be subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, who shall execute all papers required and take all action reasonably requested by the Company to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

6.5.    Severability. If any provision or provisions of this Article VI shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article VI shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

6.6.    Notices. Promptly after receipt by the Indemnitee of notice of the commencement of any action, suit or proceeding, the Indemnitee shall, if he anticipates or contemplates making a claim for expenses or an advance pursuant to the terms of the Articles of Incorporation and this Article VI, notify the Company of the commencement of such action, suit or proceeding; provided, however, that any delay in so notifying the Company shall not constitute a waiver or release by the Indemnitee of rights hereunder and that any omission by the Indemnitee to so notify the Company shall not relieve the Company from any liability that it may have to the Indemnitee otherwise than under the Articles of Incorporation or this Article VI. Any communication required or permitted to the Company shall be addressed to the Secretary and any such communication to the Indemnitee shall be addressed to the Indemnitee’s address as shown on the Company’s records unless he specifies otherwise and shall be personally delivered or delivered by overnight mail delivery. Any such notice shall be effective upon receipt.

6.7.    Contractual Rights. The right to be indemnified or to the advancement or reimbursement of expenses (a) is a contract right based upon good and valuable consideration, pursuant to which the Indemnitee may sue as if these provisions were set forth in a separate written contract between the Indemnitee and the Company, (b) is and is intended to be retroactive and shall be available as to events occurring prior to the adoption of these provisions, and (c) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior thereto.

ARTICLE VII
Miscellaneous Provisions

7.1.    Bylaw Amendments. These Bylaws may be amended as provided in the Articles of Incorporation.

7.2.    Books and Records. The Company shall keep books and records of account and shall keep minutes of the proceedings of its stockholders, its Board of Directors and each committee of its Board of Directors.

7.3.    Notices; Waiver of Notice. Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of the NRS, the Articles of Incorporation or these Bylaws, said notice shall be deemed to be sufficient if given by deposit of the same in the United States mail, with postage paid thereon, addressed to the person entitled thereto at his address as it appears on the records of the Company, and such notice shall be deemed to have been given on the day of such mailing.

Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of the NRS, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

7.4.    Resignations. Any director or officer may resign at any time. Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

7.5.    Seal. The seal of the Company shall be in such form as the Board of Directors may adopt.

7.6.    Fiscal Year. The fiscal year of the Company shall be determined by a resolution adopted by the Board of Directors.

7.7.    Facsimile Signatures. In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any director or officer of the Company may be used whenever and as authorized by the Board of Directors.

7.8.    Reliance upon Books, Reports and Records. Each director and each member of any committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or reports made to the Company by any of its officers, or by an independent certified public accountant, or by an appraiser selected with reasonable care by the Board of Directors or by any such committee, or in relying in good faith upon other records of the Company.

ARTICLE VIII
Adoption of Bylaws

8.1.    Adoption. These Bylaws were adopted by the Board of Directors as of February 22, 2005.

Attachment D

SECTIONS A:13.02 - A:13.31 OF THE NHBCA

Section 293-A: 13.02 Right to Dissent.	Page 1 of 2

TITLE XXVII
CORPORATIONS, ASSOCIATIONS, AND
PROPRIETORS OF COMMON LANDS

CHAPTER 293-A
NEW HAMPSHIRE BUSINESS CORPORATION ACT

Dissenters' Rights

A. Right to Dissent and Obtain Payment for Shares

Section 293-A: 13.02

293-A: 13.02 Right to Dissent. — (a) A shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:
(1) Consummation of a plan of merger to which the corporation is a party:
(i) If shareholder approval is required for the merger by RSA 293-A:11.03 or the articles of incorporation and the shareholder is entitled to vote on the merger; or
(ii) If the corporation is a subsidiary that is merged with its parent under RSA 293-A:11.04.
(2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan.
(3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale.
(4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:
(i) Alters or abolishes a preferential right of the shares.
(ii) Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares.
(iii) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities.
(iv) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights.
(v) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under RSA 293-A:6.04.
(5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.
(6) Consummation of a plan of conversion to which the corporation is a party converting to another entity.
(b) A shareholder entitled to dissent and obtain payment for his shares under this subdivision shall not challenge the corporate action creating his entitlement, unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Section 293-A:13.03 Dissent by Nominees and Beneficial Owners.	Page 1 of 1

TITLE XXVII
CORPORATIONS, ASSOCIATIONS, AND
PROPRIETORS OF COMMON LANDS

CHAPTER 293-A
NEW HAMPSHIRE BUSINESS CORPORATION ACT

Dissenters' Rights

A. Right to Dissent and Obtain Payment for Shares

Section 293-A: 13.03

293-A: 13.03 Dissent by Nominees and Beneficial Owners. - (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.
(b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:
(1) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
(2) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

Source. 1992, 255:1, eff. Jan. 1, 1993.

Section 293-A: 13.20 Notice of Dissenters' Rights.	Page 1 of 1

TITLE XXVII
CORPORATIONS, ASSOCIATIONS, AND
 PROPRIETORS OF COMMON LANDS

CHAPTER 293-A
NEW HAMPSHIRE BUSINESS CORPORATION ACT

Dissenters' Rights

B. Procedure for Exercise of Dissenters' Rights

Section 293-A: 13.20

293-A: 13.20 Notice of Dissenters' Rights. - (a) If proposed corporate action creating dissenters' rights under RSA 293-A: 13.02 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this subdivision and be accompanied by a copy of this subdivision.
(b) If corporate action creating dissenters' rights under RSA 293-A: 13.02 is taken without a vote of shareholders or by consent pursuant to RSA 293-A:7.04, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in RSA 293-A: 13.22.

Source. 1992, 255:1, eff. Jan. 1, 1993.

Section 293-A:13.21 Notice of Intent to Demand Payment.	Page 1 of 1

TITLE XXVII
CORPORATIONS, ASSOCIATIONS, AND
 PROPRIETORS OF COMMON LANDS

CHAPTER 293-A
NEW HAMPSHIRE BUSINESS CORPORATION ACT

Dissenters' Rights

B. Procedure for Exercise of Dissenters' Rights

Section 293-A: 13.21

293-A: 13.21 Notice of Intent to Demand Payment. - (a) If proposed corporate action creating dissenters' rights under RSA 293-A:13.02 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:
(1) Shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
(2) Shall not vote his shares in favor of the proposed action.
(b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for his shares under this subdivision.

Source. 1992, 255:1, eff. Jan. 1, 1993.

Section 293-A:13.22 Dissenters' Notice.	Page 1 of 1

TITLE XXVII
CORPORATIONS, ASSOCIATIONS, AND
PROPRIETORS OF COMMON LANDS

CHAPTER 293-A
NEW HAMPSHIRE BUSINESS CORPORATION ACT

Dissenters' Rights

B. Procedure for Exercise of Dissenters' Rights

Section 293-A: 13.22

293-A:13.22 Dissenters' Notice. - (a) If proposed corporate action creating dissenters' rights under RSA 293-A: 13.02 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of RSA 293-A:13.21.
(b) The dissenters' notice shall be sent no later than 10 days after corporate action was taken, and shall:
(1) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited.
(2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received.
(3) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date.
(4) Set a date by which the corporation shall receive the payment demand, which date shall not be fewer than 30 nor more than 60 days after the date the notice is delivered.
(5) Be accompanied by a copy of this subdivision.

Source. 1992, 255:1, eff. Jan. 1, 1993.

Section 293-A:13.23 Duty to Demand Payment.	Page 1 of 1

TITLE XXVII
CORPORATIONS, ASSOCIATIONS, AND
PROPRIETORS OF COMMON LANDS

CHAPTER 293-A
NEW HAMPSHIRE BUSINESS CORPORATION ACT

Dissenters' Rights

B. Procedure for Exercise of Dissenters' Rights

Section 293-A: 13.23

293-A: 13.23 Duty to Demand Payment. - (a) A shareholder sent a dissenters' notice described in RSA 293-A:13.22 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth, in the dissenters' notice pursuant to RSA 293-A:13.22(b)(3), and deposit his certificates in accordance with the terms of the notice.
(b) The shareholder who demands payment and deposits his share certificates under subsection (a) retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.
(c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this subdivision.

Source. 1992, 255:1, eff. Jan. 1, 1993.

Section 293-A: 13.24 Share Restrictions.	Page 1 of 1

TITLE XXVII
CORPORATIONS, ASSOCIATIONS, AND
PROPRIETORS OF COMMON LANDS

CHAPTER 293-A
NEW HAMPSHIRE BUSINESS CORPORATION ACT

Dissenters' Rights

B. Procedure for Exercise of Dissenters' Rights

Section 293-A: 13.24

293-A: 13.24 Share Restrictions. - (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under RSA 293-A:13.26.
(b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

Source. 1992, 255:1, eff. Jan. 1, 1993.

Section 293-A:13.25 Payment.	Page 1 of 1

TITLE XXVII
CORPORATIONS, ASSOCIATIONS, AND
PROPRIETORS OF COMMON LANDS

CHAPTER 293-A
NEW HAMPSHIRE BUSINESS CORPORATION ACT

Dissenters' Rights

B. Procedure for Exercise of Dissenters' Rights

Section 293-A: 13.25

293-A:13.25 Payment. - (a) Except as provided in RSA 293-A:13.27, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with RSA 293-A:13.23 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.
(b) The payment shall be accompanied by:
(1) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;
(2) A statement of the corporation's estimate of the fair value of the shares;
(3) An explanation of how the interest was calculated;
(4) A statement of the dissenter's right to demand payment under RSA 293-A:13.28; and
(5) A copy of this subdivision.

Source. 1992, 255:1, eff. Jan. 1, 1993.

Section 293-A:13.26 Failure to Take Action.	Page 1 of 1

TITLE XXVII
CORPORATIONS, ASSOCIATIONS, AND
PROPRIETORS OF COMMON LANDS

CHAPTER 293-A
NEW HAMPSHIRE BUSINESS CORPORATION ACT

Dissenters' Rights

B. Procedure for Exercise of Dissenters' Rights

Section 293-A: 13.26

293-A:13.26 Failure to Take Action. - (a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.
(b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under RSA 293-A:13.22 and repeat the payment demand procedure.

Source. 1992, 255:1, eff. Jan. 1, 1993.

Section 293-A:13.27 After-Acquired Shares.	Page 1 of 1

TITLE XXVII
CORPORATIONS, ASSOCIATIONS, AND
PROPRIETORS OF COMMON LANDS

CHAPTER 293-A
NEW HAMPSHIRE BUSINESS CORPORATION ACT

Dissenters' Rights

B. Procedure for Exercise of Dissenters' Rights

Section 293-A: 13.27

293-A:13.27 After-Acquired Shares. - (a) A corporation may elect to withhold payment required by RSA 293-A:13.25 from a dissenter, unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.
(b) To the extent the corporation elects to withhold payment under subsection (a), after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under RSA 293-A:13.28.

Source. 1992, 255:1, eff. Jan. 1, 1993.

Section 293-A:13.28 Procedure if Shareholder Dissatisfied With Payment or Offer.	Page 1 of 1

TITLE XXVII
CORPORATIONS, ASSOCIATIONS, AND
PROPRIETORS OF COMMON LANDS

CHAPTER 293-A
NEW HAMPSHIRE BUSINESS CORPORATION ACT

Dissenters' Rights

B. Procedure for Exercise of Dissenters' Rights

Section 293-A:13.28

293-A:13.28 Procedure if Shareholder Dissatisfied With Payment or Offer. - (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under RSA 293-A:13.25, or reject the corporation's offer under RSA 293-A:13.27 and demand payment of the fair value of his shares and interest due, if:
(1) The dissenter believes that the amount paid under RSA 293-A:13.25 or offered under RSA 293- A:13.27 is less than the fair value of his shares or that the interest due is incorrectly calculated;
(2) The corporation fails to make payment under RSA 293-A:13.25 within 60 days after the date set for demanding payment; or
(3) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.
(b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) within 30 days after the corporation made or offered payment for his shares.

Source. 1992, 255:1, eff. Jan. 1, 1993.

Section 293-A:13.30 Court Action.	Page 1 of 1

TITLE XXVII
CORPORATIONS, ASSOCIATIONS, AND
PROPRIETORS OF COMMON LANDS

CHAPTER 293-A
NEW HAMPSHIRE BUSINESS CORPORATION ACT

Dissenters' Rights

C. Judicial Appraisal of Shares

Section 293-A: 13.30

293-A:13.30 Court Action. - (a) If a demand for payment under RSA 293-A:13.28 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
(b) The corporation shall commence the proceeding in the superior court of the county where a corporation's principal office, or, if none in this state, its registered office, is located. If the corporation is a foreign corporation or other entity without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or converted into or whose shares were acquired by the foreign corporation or other entity was located.
(c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
(d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decisions on the question of their value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
(e) Each dissenter made a party to the proceeding is entitled to judgment:
(1) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or,
(2) For the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under RSA 293-A: 13.27.

Source. 1992, 255:1, eff. Jan. 1, 1993. 1997, 120:4, eff. Aug. 8, 1997.

Section 293-A: 13.31 Court Costs and Counsel Fees.	Page 1 of 1

TITLE XXVII
CORPORATIONS, ASSOCIATIONS, AND
PROPRIETORS OF COMMON LANDS

CHAPTER 293-A
NEW HAMPSHIRE BUSINESS CORPORATION ACT

Dissenters' Rights

C. Judicial Appraisal of Shares

Section 293-A: 13.31

293-A: 13.31 Court Costs and Counsel Fees. - (a) The court in an appraisal proceeding commenced under RSA 293-A:13.30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under RSA 293-A:13.28.
(b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
(1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of RSA 293-A:13.20 through RSA 293-A:13.28.
(2) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this subdivision.
(c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

Source. 1992, 255:1, eff. Jan. 1, 1993.